                                                  Registration No. 33-65870
----------------------------------------------------------------------------
----------------------------------------------------------------------------


                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                             POST-EFFECTIVE
                             AMENDMENT NO. 4
                                  TO
                               FORM S-6



                         REGISTRATION STATEMENT
                                UNDER
                       THE SECURITIES ACT OF 1933

                         ----------------------

                      SELECT*LIFE VARIABLE ACCOUNT
                  (Exact Name of Unit Investment Trust)


               NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY
                         (Name of Depositor)


                      Robert B. Saginaw, Esquire
              Northwestern National Life Insurance Company
                      20 Washington Avenue South
                     Minneapolis, Minnesota 55401
       (Complete Address of Depositor's Principal Executive Offices)


                     ____________________________


It is proposed that this filing will become effective


_____ immediately upon filing pursuant to paragraph (b) of Rule 485
_____ on April 30, 1995 pursuant to paragraph (b) of Rule 485
__X__ 60 days after filing pursuant to paragraph (a) of Rule 485
_____ on (date) pursuant to paragraph (a) of Rule 485




Registrant has chosen to register an indefinite amount of securities in accordance with Rule 24f-2. The Rule 24f-2 Notice of Registrant's most recent fiscal year was filed on or about February 22, 1996.


----------------------------------------------------------------------------
----------------------------------------------------------------------------

                            SELECT*LIFE VARIABLE ACCOUNT

                               CROSS REFERENCE SHEET
                           (Reconciliation and Tie Sheet)


  Item Number of
   Form N-8B-2                    Heading in the Prospectus
-----------------                 -------------------------
      1                           Cover Page

      2                           Cover Page

      3                           Not Applicable

      4                           Distribution of the Policies

      5                           Northwestern National Life Insurance
                                  Company and The Variable Account

      6                           The Variable Account

      7                           Not Applicable

      8                           Not Applicable

      9                           Not Applicable

     10 Summary; Death Benefit; Payment and Allocation of Premiums; Death Benefit Guarantee; Accumulation Value; Sales Charge Refund; Policy Lapse and Reinstatement; Surrender Benefits; Investments of the Variable Account; Transfers; Policy Loans; Free Look and Conversion Rights; Voting Rights; General Provisions; Appendix A; Appendix B

     11                           Deductions and Charges; Investments of
                                  the Variable Account

     12                           Investments of the Variable Account

     13                           Deductions and Charges

     14                           The Policies; General Provisions;
                                  Distributions of the Policies

     15                           Payment and Allocation of Premiums;
                                  Investments of the Variable Account

  Item Number of
   Form N-8B-2                    Heading in the Prospectus
-----------------                 -------------------------
     16                           Payment and Allocation of Premiums;
                                  Surrender Benefits; Investments of the
                                  Variable Account

     17 Surrender Benefits; Policy Loans; Free Look and Conversion Rights; General Provisions

     18 The Variable Account; Investments of the Variable Account; Payment and Allocation of Premiums

     19                           Voting Rights; General Provisions

     20                           Not Applicable

     21                           Policy Loans

     22                           Not Applicable

     23                           Bonding Arrangements

     24                           Definitions; General Provisions

     25                           Northwestern National Life Insurance
                                  Company

     26                           Not Applicable

     27                           Northwestern National Life Insurance
                                  Company; Other Contracts Issued by Us

     28                           Management

     29                           Northwestern National Life Insurance
                                  Company

     30                           Not Applicable

     31                           Not Applicable

     32                           Not Applicable

     33                           Not Applicable

     34                           Not Applicable

     35                           Not Applicable

     36                           Not Applicable

  Item Number of
   Form N-8B-2                    Heading in the Prospectus
-----------------                 -------------------------
     37                           Not Applicable

     38                           Distribution of the Policies

     39                           Distribution of the Policies

     40                           Distribution of the Policies

     41                           Distribution of the Policies

     42                           Not Applicable

     43                           Not Applicable

     44                           Investments of the Variable Account;
                                  Payment and Allocation of Premiums;
                                  Deductions and Charges

     45                           Not Applicable

     46                           Investments of the Variable Account;
                                  Deductions and Charges

     47                           Investments of the Variable Account

     48                           Northwestern National Life Insurance
                                  Company; State Regulation

     49                           Not Applicable

     50                           The Variable Account

     51                           Cover Page; The Policies; Death Benefit;
                                  Payment and Allocation of Premiums;
                                  Deductions and Charges; Policy
                                  Lapse and Reinstatement; General
                                  Provisions; Free Look and Conversion
                                  Rights

     52                           Investments of the Variable Account

     53                           Federal Tax Matters

     54                           Not Applicable

     55                           Not Applicable

     56                           Not Applicable

     57                           Not Applicable

  Item Number of
   Form N-8B-2                    Heading in the Prospectus
-----------------                 -------------------------
     58                           Not Applicable

     59                           Not Applicable

                           20 Washington Avenue South
                          Minneapolis, Minnesota 55401
                        -------------------------------

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                          SELECT*LIFE VARIABLE ACCOUNT
                                       OF
                  NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY

    This Prospectus describes a flexible premium variable life insurance policy (the "Policy") offered by Northwestern National Life Insurance Company ("we", "us", "our"). This Policy is designed to provide lifetime insurance protection up to Age 95, provided the Policy's Cash Surrender Value (that is, the amount that would be paid to you upon surrender of the Policy) is sufficient to pay certain monthly charges imposed under the Policy (including the cost of insurance and certain administrative charges). It also is designed to provide maximum flexibility in connection with premium payments and death benefits by giving the Policy owner ("you", "your") the opportunity to allocate net premiums among investment alternatives with different investment objectives. A Policy owner may, subject to certain restrictions, including limitations on premium payments, vary the frequency and amount of premium payments and increase or decrease the level of death benefits payable under the Policy. This flexibility allows a Policy owner to provide for changing insurance needs under a single insurance contract.

    The Policy provides for a death benefit payable at the Insured's death. As long as the Policy remains in force, the death benefit will never be less than the current Face Amount less any Policy loans and unpaid charges. The minimum Face Amount of the Policy is currently $150,000 for issue ages 0 through 44 and $100,000 for issue ages 45 through 75. The Face Amount may be increased, subject to certain limitations, provided that the increase is not less than $5,000.
Generally, the Policy will remain in force as long as the Policy's Cash Surrender Value (that is, the amount that would be paid to you upon surrender of the Policy) is sufficient to pay certain monthly charges imposed in connection with the Policy (including the cost of insurance and certain administrative charges). In addition, the Policy will remain in force for five Policy Years for issue ages 0 through 59, and four years for issue ages 60 through 75, without regard to the Cash Surrender Value, if on each Monthly Anniversary the total premiums paid on the Policy, less any partial withdrawals and Policy loans, equals or exceeds the total required Minimum Monthly Premium payments specified in your Policy (which is a feature of the Policy called the "Death Benefit Guarantee").

    Net  premiums  paid  under  the  Policy  are  allocated,  according  to your instructions, either to the Select*Life Variable Account (the "Variable Account"), which is one of our separate accounts, or to our General Account (the "Fixed Account"). Any amounts allocated to the Variable Account will be allocated to one or more Sub-Accounts of the Variable Account. The assets of each Sub-Account will be invested solely in the shares of one of the five portfolios of the Variable Insurance Products Fund, in one of the four portfolios of the Variable Insurance Products Fund II, or in one of six funds available through Putnam Capital Manager Trust or in one of the two funds available through the Northstar/ NWNL Trust (the "Funds"). The accompanying prospectus for each of the Funds describes the investment objectives and attendant risks of each of the Funds and portfolios.

                            (Continued on next page)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUSES OF THE FUNDS.


THE DATE OF THIS PROSPECTUS IS APRIL 30, 1996.



N700.181c

    If net premiums are allocated to the Variable Account, the amount of the Policy's death benefit may, and the Policy's Accumulation Value (that is, the total amount that a Policy provides for investment at any time) will, reflect the investment performance of the Sub-Accounts of the Variable Account that you select. You bear the entire investment risk for any amounts allocated to the Variable Account; no minimum Accumulation Value in the Variable Account is guaranteed. Regardless of how net premiums are allocated, the Policy's death benefit may, and the Policy's Accumulation Value will, also depend upon the frequency and amount of premiums paid, any partial withdrawals, and the charges and deductions assessed in connection with the Policy.

    The Policy provides for two types of "free look" periods, one after the issuance of the Policy and the other after any requested increase in the Face Amount. See "Free Look and Conversion Rights -- Free Look Rights".

    THE CHARGES IMPOSED UPON EARLY SURRENDER OR LAPSE WILL BE SIGNIFICANT. FOR EXAMPLE, IF YOU MAKE PREMIUM PAYMENTS NO GREATER THAN THE MINIMUM MONTHLY PREMIUM PAYMENTS SPECIFIED IN YOUR POLICY, YOU CAN EXPECT THAT DURING AT LEAST THE EARLY POLICY YEARS, ALL OR SUBSTANTIALLY ALL OF YOUR PREMIUM PAYMENTS WILL BE REQUIRED TO PAY THE SURRENDER CHARGE AND OTHER CHARGES ASSOCIATED WITH THE POLICY. AS A RESULT, YOU SHOULD PURCHASE A POLICY ONLY IF YOU HAVE THE FINANCIAL CAPABILITY TO KEEP IT IN FORCE FOR A SUBSTANTIAL PERIOD. ALSO, CHARGES IMPOSED UPON SURRENDER OR THE LAPSE OF THE POLICY WILL USUALLY EXCEED THE ACCUMULATION VALUE OF THE POLICY DURING THE EARLY POLICY YEARS, WHICH MEANS THAT PAYMENTS SUFFICIENT TO MAINTAIN THE DEATH BENEFIT GUARANTEE WILL BE REQUIRED TO AVOID LAPSE DURING THIS PERIOD OF TIME. THESE SAME CONSIDERATIONS APPLY AFTER A REQUESTED INCREASE IN FACE AMOUNT, WHICH CREATES THE POSSIBILITY OF ADDITIONAL CHARGES UPON SURRENDER OR LAPSE OF THE POLICY. SEE "PAYMENT AND ALLOCATION OF PREMIUMS -- AMOUNT AND TIMING OF PREMIUMS", "DEATH BENEFIT GUARANTEE", AND "DEDUCTIONS AND CHARGES -- SURRENDER CHARGE".

    REPLACING EXISTING INSURANCE WITH A POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO PURCHASE THIS POLICY TO OBTAIN ADDITIONAL INSURANCE PROTECTION IF YOU ALREADY OWN ANOTHER FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFERING OR SOLICITATION MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE ACCOMPANYING FUND PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED.

    THIS ENTIRE PROSPECTUS SHOULD BE READ TO COMPLETELY UNDERSTAND THE POLICY BEING OFFERED.

    THE PRIMARY PURPOSE OF THE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

DEFINITIONS...............................................................6
PART 1. SUMMARY
How does the Policy compare to traditional life insurance?...............10
What is the Death Benefit?...............................................10
What flexibility do you have to adjust the amount of the Death
 Benefit?................................................................10
What is the Death Benefit Guarantee?.....................................10
If the Death Benefit Guarantee is not in effect, what will cause the Policy to lapse?...............................................................10
What is the Fixed Account?...............................................11
What is the Variable Account?............................................11
Who are the investment advisers of the Funds?............................11
What are the minimum and maximum premium payments allowed?...............11
How are premiums allocated to the investment options?....................11
What charges do we make against each premium payment?....................11
What charges do we make against the Accumulation Value?..................11
What charges do we make upon lapse or total surrender of the Policy?.....12
What is the value of the Policy if you surrender it?.....................12
Can you make partial withdrawals?........................................13
What are the free look and conversion rights?............................13
Can you transfer between the Sub-Accounts and/or the Fixed Account?......13
Can you borrow against the value of the Policy?..........................13
Are Death Benefit proceeds taxable income to the beneficiary?............13
Are Accumulation Value increases included in your taxable income?........13
Will exercising certain Policy rights have tax consequences?.............13
Who sells the Policies?..................................................14
PART 2. DETAILED INFORMATION
Northwestern National Life Insurance Company.............................14
The Variable Account.....................................................14
Performance Information..................................................14
The Policies.............................................................15
Death Benefit............................................................15
  Death Benefit Options..................................................16
  Which Death Benefit Option to Choose...................................18
  Requested Changes in Face Amount.......................................18
  Insurance Protection...................................................19
  Change in Death Benefit Option.........................................20
  Accelerated Benefit Rider..............................................20
Payment and Allocation of Premiums.......................................21
  Issuing the Policy.....................................................21
  Allocation of Premiums.................................................22
  Amount and Timing of Premiums..........................................22
  Planned Periodic Premiums..............................................23
  Unscheduled Additional Premiums........................................23
  Paying Premiums by Mail................................................23
Death Benefit Guarantee..................................................23
Accumulation Value.......................................................24
Deductions and Charges...................................................25
  Premium Expense Charge.................................................25
  Monthly Deduction......................................................25
  Surrender Charge.......................................................26
  Charges Against the Variable Account...................................29
  Partial Withdrawal and Transfer Charges................................29
  Reduction of Charges...................................................29
Sales Charge Refund......................................................30
Policy Lapse and Reinstatement...........................................31
Surrender Benefits.......................................................31
  Total Surrender........................................................32
  Partial Withdrawal.....................................................32

Transfers................................................................33
Policy Loans.............................................................34
Free Look and Conversion Rights..........................................36
  Free Look Rights.......................................................36
  Conversion Rights......................................................37
Investments of the Variable Account......................................38
  Fidelity's Variable Insurance Products Fund (VIPF):
    Money Market Portfolio...............................................38
    High Income Portfolio................................................38
    Equity-Income Portfolio..............................................39
    Growth Portfolio.....................................................39
    Overseas Portfolio...................................................39
  Fidelity's Variable Insurance Products Fund II (VIPF II):
    Investment Grade Bond Portfolio......................................39
    Contrafund Portfolio.................................................39
    Asset Manager Portfolio..............................................39
    Index 500 Portfolio..................................................39
  Northstar/NWNL Trust (Northstar):
    Northstar Income and Growth Fund.....................................39
    Northstar Multi-Sector Bond Fund.....................................39
  Putnam Capital Manager Trust (PCM):
    PCM Diversified Income Fund..........................................39
    PCM Growth and Income Fund...........................................40
    PCM Utilities Growth and Income Fund.................................40
    PCM Voyager Fund.....................................................40
    PCM Asia Pacific Growth Fund.........................................40
    PCM New Opportunities Fund...........................................40
  Addition, Deletion, or Substitution of Investments.....................40
Voting Rights............................................................40
General Provisions.......................................................41
  Benefits at Age 95.....................................................41
  Ownership..............................................................41
  Proceeds...............................................................41
  Beneficiary............................................................42
  Postponement of Payments...............................................42
  Settlement Options.....................................................42
  Incontestability.......................................................43
  Misstatement of Age and Sex............................................43
  Suicide................................................................43
  Termination............................................................43
  Amendment..............................................................43
  Reports................................................................43
  Dividends..............................................................44
  Collateral Assignment..................................................44
  Optional Insurance Benefits............................................44
Federal Tax Matters......................................................44
  Policy Proceeds........................................................44
  Taxation of Distributions..............................................45
  Taxation of Policies Held by Pension and Certain Deferred Compensation
   Plans.................................................................46
  Taxation of Northwestern National Life Insurance Company...............46
  Other Considerations...................................................46
Legal Developments Regarding Employment -- Related Benefit Plans.........46
Distribution of the Policies.............................................47
Management...............................................................47
  Directors..............................................................47
  Executive Officers.....................................................49
State Regulation.........................................................49
Massachusetts and Montana Residents......................................49
Legal Proceedings........................................................50

Bonding Arrangements.....................................................50
Legal Matters............................................................50
Experts..................................................................50
Registration Statement Contains Further Information......................50
Financial Statements.....................................................50
Appendix A - The Fixed Account..........................................A-1
Appendix B - Calculation of Accumulation Value..........................B-1
Appendix C - Illustration of Accumulation Values, Surrender Charges,
            Cash Surrender Values and Death Benefits....................C-1
Appendix D - Maximum Contingent Deferred Sales Charges
            Per $1,000 of Face Amount...................................D-1
Appendix E - Surrender Charge Guideline Per
            $1,000 of Face Amount.......................................E-1
Fund Prospectuses
  Fidelity's Variable Insurance Products Fund (VIPF):
    Money Market Portfolio............................................VIP-1
    High Income Portfolio.............................................VIP-1
    Equity-Income Portfolio...........................................VIP-1
    Growth Portfolio..................................................VIP-1
    Overseas Portfolio................................................VIP-1
  Fidelity's Variable Insurance Products Fund II (VIPF II):
    Investment Grade Bond Portfolio.................................VIPII-1
    Asset Manager Portfolio.........................................VIPII-1
    Index 500 Portfolio.............................................VIPII-1
    Contrafund Portfolio............................................VIPII-1
  Northstar/NWNL Trust (Northstar):
    Northstar Income and Growth Fund............................Northstar-1
    Northstar Multi-Sector Bond Fund............................Northstar-1
  Putnam Capital Manager Trust (PCM):
    PCM Diversified Income Fund.......................................PCM-1
    PCM Growth and Income Fund........................................PCM-1
    PCM Utilities Growth and Income Fund..............................PCM-1
    PCM Voyager Fund..................................................PCM-1
    PCM Asia Pacific Growth Fund......................................PCM-1
    PCM New Opportunities Fund........................................PCM-1

DEFINITIONS

ACCUMULATION VALUE. The total value attributable to a specific Policy, which equals the sum of the Variable Accumulation Value (the total of the values in each Sub-Account of the Variable Account) and the Fixed Accumulation Value (the value in the Fixed Account). See "Accumulation Value" at page 24 and Appendix B.

AGE. The Insured's age at the last birthday determined as of the beginning of each Policy Year.

CASH SURRENDER VALUE. The Accumulation Value less any Surrender Charge, Loan Amount and unpaid Monthly Deductions.

CASH VALUE. The Accumulation Value less any Surrender Charge.

CODE. Internal Revenue Code of 1986, as amended.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE. A contingent deferred charge to reimburse us for expenses incurred in issuing the Policy. The Contingent
   Deferred Administrative Charge will only be imposed upon total surrender or lapse of the Policy during the first 15 Policy Years and during the first 15 years following any requested increase in Face Amount. The sum of this charge and the Contingent Deferred Sales Charge is the Surrender Charge. See "Deductions and Charges -- Surrender Charge" at page 26.

CONTINGENT DEFERRED SALES CHARGE. A contingent deferred charge to reimburse us for expenses relating to the distribution of the Policy. The Contingent Deferred
   Sales Charge will only be imposed upon total surrender or lapse of the Policy during the first 15 Policy Years and during the first 15 years following any requested increase in Face Amount. The sum of this charge and the Contingent Deferred Administrative Charge is the Surrender Charge. See "Deductions and Charges -- Surrender Charge" at page 26.

DEATH BENEFIT. The amount determined under the applicable Death Benefit Option (the Level Amount Option or the Variable Amount Option). The proceeds payable to the beneficiary of the Policy upon the death of the Insured under either Death Benefit Option will be reduced by any Loan Amount and any unpaid Monthly Deductions. See "Death Benefit" at page 15.

DEATH BENEFIT GUARANTEE. A feature of the Policy guaranteeing that the Policy will not lapse during the Death Benefit Guarantee Period if, on each Monthly
   Anniversary, the total premiums paid on the Policy, less any partial withdrawals and any Loan Amount, equals or exceeds the total required Minimum Monthly Premium payments specified in your Policy. See "Death Benefit Guarantee" at page 23.

DEATH BENEFIT GUARANTEE PERIOD. The Death Benefit Guarantee Period is the first five Policy Years for issue ages 0-59 and the first four Policy Years for issue ages 60-75.

DEATH BENEFIT OPTION. Either of two death benefit options available under the Policy (the Level Amount Option and the Variable Amount Option). See "Death
   Benefit -- Death Benefit Options" at page 16.

FACE AMOUNT. The minimum Death Benefit under the Policy as long as the Policy remains in force. See "Death Benefit" at page 15.

FIXED ACCOUNT. The assets of Northwestern National Life Insurance Company other than those allocated to the Variable Account or any other separate account. See
   Appendix A.

FIXED ACCUMULATION VALUE. The value attributable to a specific Policy to the extent such amount is attributable to the Fixed Account (our General Account).
   Unlike the Variable Accumulation Value, the Fixed Accumulation Value will not reflect the investment performance of the Funds. See "Accumulation Value" at page 24 and Appendix B.


FUNDS. Any open-end management investment company (or portfolio thereof) or unit investment trust (or series thereof) in which a Sub-Account invests as described herein. See "Investments of the Variable Account" at page 38.


INSURED. The person upon whose life the Policy is issued.

ISSUE DATE. The date insurance coverage under a Policy begins.

LEVEL AMOUNT OPTION. One of two Death Benefit Options available under the Policy. Under this option, the Death Benefit is the greater of the current Face
   Amount or the corridor percentage of Accumulation Value on the Valuation Date on or next following the date of the Insured's death. See "Death Benefit -- Death Benefit Options" at page 16.


LOAN AMOUNT. The sum of all unpaid Policy loans and unpaid interest due thereon. See "Policy Loans" at page 34.


MINIMUM FACE AMOUNT. The minimum Face Amount shown in the Policy (currently $150,000 for issue ages 0-44 and $100,000 for issue ages 45-75). The minimum
   Face Amount after issue is currently $125,000 for issue ages 0-44 and $75,000 for issue ages 45-75.

MINIMUM MONTHLY PREMIUM. A monthly premium amount specified in the Policy and determined by us at issuance of the Policy. The initial Minimum Monthly Premium will depend upon the Insured's sex, Age at issue, Rate Class, optional insurance benefits added by rider, and the initial Face Amount. A requested increase or decrease in the Face Amount, a change in the Death Benefit Option, or the addition or termination of a Policy rider may change the Minimum Monthly Premium. The Minimum Monthly Premium determines the payments required to maintain the Death Benefit Guarantee. See "Death Benefit Guarantee" at page 23.

MONTHLY ANNIVERSARY. The same date in each succeeding month as the Policy Date. Whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be considered to be the next Valuation Date.

MONTHLY DEDUCTION. A monthly charge deducted from the Accumulation Value of the Policy. This charge includes the cost of insurance, the Monthly Administrative
   Charge, the Monthly Mortality and Expense Risk Charge, and any charges for optional insurance benefits. See "Deductions and Charges -- Monthly Deduction" at page 25.

MONTHLY ADMINISTRATIVE CHARGE. A monthly charge to reimburse us for expenses incurred in administering the Policy. This charge is part of the Monthly
   Deduction. The amount of this charge is currently $8.25 per month and is guaranteed not to exceed $12.00 per month. See "Deductions and Charges -- Monthly Deduction" at page 25.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE. A monthly charge to compensate us for certain mortality and expense risks we assume under the Policy. The Mortality and Expense Risk Charge will be an annual rate of .90 of 1% (.90%) of the Variable Accumulation Value of the Policy during the first 10 Policy Years. During each Policy Year thereafter the charge will be an annual rate of .30 of 1% (.30%) guaranteed not to exceed .60 of 1% (.60%) for the duration of the Policy. See "Deductions and Charges -- Monthly Mortality and Expense Risk Charge" at page 26.

NET PREMIUM. The gross premium less a Premium Expense Charge deducted from each premium.

NORTHSTAR. Northstar/NWNL Trust
   Northstar Income and Growth Fund
   NorthStar Multi-Sector Bond Fund

PCM. Putnam Capital Manager Trust
   PCM Diversified Income Fund
   PCM Growth and Income Fund
   PCM Utilities Growth and Income Fund
   PCM Voyager Fund
   PCM Asia Pacific Growth Fund
   PCM New Opportunities Fund


PLANNED PERIODIC PREMIUM. The scheduled premium selected by you of a level amount at a fixed interval. The initial Planned Periodic Premium you select will be shown in the Policy. See "Payment and Allocation of Premiums -- Planned Periodic Premiums" at page 23.


POLICY, POLICIES. The flexible premium variable life insurance Policy offered by us and described in this Prospectus.

POLICY ANNIVERSARY. The same date in each succeeding year as the Policy Date. Whenever the Policy Anniversary falls on a date other than a Valuation Date, the
   Policy Anniversary will be considered to be the next Valuation Date.

POLICY DATE. The Policy Date is used in determining Policy Years, Policy Months, Monthly Anniversaries, and Policy Anniversaries. The Policy Date will be shown in the Policy.

POLICY MONTH. A month beginning on the Monthly Anniversary.

POLICY YEAR. A year beginning on the Policy Anniversary.


PREMIUM EXPENSE CHARGE. An amount deducted from each premium payment, which is guaranteed not to exceed 5.00% of each premium payment for the duration of the
   Policy plus $2.00 per premium payment. The Premium Expense Charge is currently 5.00% of each premium payment in Policy Years 1-10 and 3.00% of each premium payment after the tenth Policy Year. The Premium Expense Charge consists of a sales charge of 2.50% and a premium tax charge of 2.50%. We may in the future also make a charge of up to $2.00 per premium payment to reimburse us for the cost of collecting, and processing premiums. See "Deductions and Charges -- Premium Expense Charge" at page 25.


RATE CLASS. A group of Insureds we determine based on our expectation that they will have similar mortality experience.


SALES CHARGE REFUND. An amount designated as Sales Charge Refund may exist during the first two Policy Years or during any 24-month period following a requested increase in Face Amount. Any such Sales Charge Refund will be applied to supplement the Cash Surrender Value so as to continue the Policy in force for some months during either of these 24-month periods if there is insufficient Cash Surrender Value to cover Monthly Deductions. The Sales Charge Refund, if any, to the extent not so applied, will be refunded upon total surrender of the Policy during either of these 24-month periods. See "Sales Charge Refund" at page 30.


SEC. Securities and Exchange Commission.

SIGNATURE GUARANTEE. A guarantee of your signature by a member firm of the New York, American, Boston, Midwest, Philadelphia, or Pacific Stock Exchange, or by
   a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation, or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. that has entered into an appropriate agreement with us.

SUB-ACCOUNT. A sub-division of the Variable Account. Each Sub-Account invests exclusively in the shares of a specified Fund.

SURRENDER CHARGE. A charge imposed upon total surrender or lapse of the Policy during the first 15 Policy Years and the first 15 years following any requested increase in Face Amount. The Surrender Charge, consists of the Contingent Deferred Administrative Charge and the Contingent Deferred Sales Charge. See "Deductions and Charges -- Surrender Charge" at page 26.


SURRENDER CHARGE GUIDELINE. An amount used in calculating Sales Charge Refunds (see "Sales Charge Refund" at page 30 and in calculating the sales charge on requested increases in Face Amount (see "Deductions and Charges -- Surrender Charge -- Contingent Deferred Sales Charge Calculation" at page 28). The Surrender Charge Guideline will equal the amount obtained by dividing the Face Amount or the amount of a requested increase, as the case may be, by $1,000, and multiplying the result by the applicable factor from Appendix E. The Surrender Charge Guideline factors included in Appendix E are based on certain provisions of Rule 6e-3(T), adopted by the SEC.


UNIT VALUE. The unit measure by which the value of the Policy's interest in each Sub-Account is determined. See Appendix B.


VALUATION DATE. Each day the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in a Fund's portfolio securities to materially affect the Unit Value in the corresponding Sub-Account. See Appendix B.


VALUATION PERIOD. The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date. See Appendix B.

VARIABLE ACCOUNT. Select*Life Variable Account, a separate investment account established by us to receive and invest Net Premiums paid under the Policy. See
   "The Variable Account" at page 14.

VARIABLE ACCUMULATION VALUE. The value attributable to a specific Policy to the extent such amount is attributable to the Variable Account. See "Accumulation
   Value" and Appendix B.

VARIABLE AMOUNT OPTION. One of two Death Benefit Options available under the Policy. Under this option, the Death Benefit is the greater of the Face Amount plus the Accumulation Value of the Policy, or the corridor percentage of Accumulation Value on the Valuation Date on or next following the date of the Insured's death. See "Death Benefit -- Death Benefit Options" at page 16.

VIPF. Variable Insurance Products Fund
   Money Market Portfolio
   High Income Portfolio
   Equity-Income Portfolio
   Growth Portfolio
   Overseas Portfolio

VIPF II. Variable Insurance Products Fund II
   Investment Grade Bond Portfolio
   Asset Manager Portfolio
   Index 500 Portfolio
   Contrafund Portfolio

WE, US, OUR. Northwestern National Life Insurance Company.

YOU, YOUR. The Policy owner as designated in the application for the Policy or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policy owner. A collateral assignee is not the Policy owner.

PART 1. SUMMARY

    This is a brief summary of the Policy's features. More detailed information follows later in this Prospectus.

HOW DOES THE POLICY COMPARE TO TRADITIONAL LIFE INSURANCE?

    Like traditional life insurance:

    - The Policy provides a guaranteed minimum amount of life insurance coverage.

    - As long as you meet the requirements for the Death Benefit Guarantee, your Policy will remain in force during the Death Benefit Guarantee Period.

    - You can surrender the Policy while the Insured is living and receive its Cash Surrender Value.

    - The Policy has a loan value.

    - The Fixed Accumulation Value is guaranteed.

    Unlike traditional life insurance:

    - You choose where the Net Premiums for the Policy are invested.

    - You may transfer existing values among the investment options.

    - The Variable Accumulation Value may increase or decrease based on the investment performance of the Funds you select.

    - You choose between two Death Benefit Options.

    - You choose the amount and frequency of your premium payments.

    - After  the  second Policy  Year,  you can  increase  or decrease  the Face
      Amount.

WHAT IS THE DEATH BENEFIT?
    You choose one of two Death Benefit Options -- the Level Amount Option or the Variable Amount Option. The Death Benefit under the Level Amount Option is the greater of the Face Amount or the corridor percentage of Accumulation Value on the Valuation Date on or next following the date of the Insured's death. The Death Benefit under the Variable Amount Option is equal to the greater of the Face Amount plus the Accumulation Value, or the corridor percentage of Accumulation Value on the Valuation Date on or next following the date of the Insured's death. See "Death Benefit".

    The  proceeds  payable upon  the  death of  the  Insured under  either Death
Benefit Option will be reduced by any Loan Amount and any unpaid Monthly Deductions.

    The Death Benefit will never be less than the Face Amount as long as the Policy is in force and there is no Loan Amount or unpaid Monthly Deductions.


    Under certain circumstances a part of the Death Benefit may be paid to you when the Insured has been diagnosed as having a terminal illness. See "Accelerated Benefit Rider".


WHAT FLEXIBILITY DO YOU HAVE TO ADJUST THE AMOUNT OF THE DEATH BENEFIT?
    After the second Policy Year, you have flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount. You cannot decrease the Face Amount below the Minimum Face Amount shown in the Policy. Any increase in the Face Amount may require additional evidence of insurability satisfactory to us and will result in additional charges. See "Death Benefit -- Change in Face Amount".

    Generally, you may also change the Death Benefit Option at any time after the second Policy Year. See "Death Benefit Option -- Change in Death Benefit Option".

    For a discussion of available techniques to adjust the amount of insurance protection to satisfy changing insurance needs, see "Death Benefit -- Insurance Protection".

WHAT IS THE DEATH BENEFIT GUARANTEE?
    During the Death Benefit Guarantee Period, if you meet the requirements for the Death Benefit Guarantee we will not lapse your Policy, even if the Cash Surrender Value is not sufficient to cover the Monthly Deduction that is due. See "Death Benefit Guarantee".

IF THE DEATH BENEFIT GUARANTEE IS NOT IN EFFECT, WHAT WILL CAUSE THE POLICY TO LAPSE?
    The Policy will only lapse if the Cash Surrender Value plus any Sales Charge Refund is less than the Monthly Deduction due and if a grace period of 61 days expires without a sufficient payment. The

Policy thus differs in two important respects from traditional life insurance. First, the failure to pay a Planned Periodic Premium will not automatically cause the Policy to lapse. Second, even if Planned Periodic Premiums have been paid, the Policy may lapse. See "Policy Lapse and Reinstatement -- Lapse".

WHAT IS THE FIXED ACCOUNT?
    The Fixed Account consists of all of our assets other than those in our separate accounts (including the Variable Account). We credit interest of at least 4% per year on any amounts you have in the Fixed Account. From time to time we may guarantee interest in excess of 4%. Interests in the Fixed Account have not been registered under the Securities Act of 1933 nor is the Fixed Account subject to the restrictions of the Investment Company Act of 1940. See Appendix A, "The Fixed Account".

WHAT IS THE VARIABLE ACCOUNT?
    The Select*Life Variable Account is one of our separate accounts. Only premiums from our variable life insurance policies are invested in the Variable Account. See "The Variable Account".

    The Variable Account is divided into Sub-Accounts. Premiums allocated to each Sub-Account are invested in shares, at net asset value, of the Fund related to that Sub-Account. The Variable Accumulation Value of the Policy will vary with, among other things, the investment performance of the Funds to which Policy premiums are allocated and the charges deducted from the Variable Accumulation Value. See "Accumulation Value".

WHO ARE THE INVESTMENT ADVISERS OF THE FUNDS?
    Fidelity Management & Research Company is the investment adviser of VIPF's five portfolios and of VIPF II's four portfolios.

    Northstar Investment Management Corporation, an affiliate of ours, is the investment adviser of Northstar's two funds.

    Putnam Investment Management, Inc. ("Putnam Management") is the investment adviser of PCM's six funds.

WHAT ARE THE MINIMUM AND MAXIMUM PREMIUM PAYMENTS ALLOWED?
    With certain restrictions, you can choose when you pay premiums and how much each payment will be. In most cases, however, payment of cumulative premiums sufficient to maintain the Death Benefit Guarantee will be required to keep the Policy in force during at least the first several Policy Years (see "Death Benefit Guarantee"). We may choose not to accept a payment of less than $25.00. We do, however, reserve the right to limit the amount of any payment and certain maximum limits apply. We will return to you any premium paid to the extent that total premiums paid, both scheduled and unscheduled, would exceed the current maximum premium payments allowed for life insurance under Federal tax law. See "Payment and Allocation of Premiums -- Amount and Timing of Premiums".

HOW ARE PREMIUMS ALLOCATED TO THE INVESTMENT OPTIONS?
    You choose the premium allocation on the application. You can allocate premiums to the Fixed Account and/or one or more Sub-Accounts of the Variable Account. The initial allocation remains in effect for any future premium payments until you change it. See "Payment and Allocation of Premiums -- Allocation of Premiums".

WHAT CHARGES DO WE MAKE AGAINST EACH PREMIUM PAYMENT?
    We deduct an amount (the Premium Expense Charge) from each premium and credit the remaining premium (the Net Premium) to the Fixed Account or to the Variable Account in accordance with your instructions. The Premium Expense
Charge is guaranteed not to exceed 5.00% of each premium payment for the duration of the Policy. The Premium Expense Charge is currently 5.00% of each premium payment in Policy Years 1-10 and 3.00% of each premium payment after the tenth Policy Year. The Premium Expense Charge consists of a sales charge of 2.50% and a premium tax charge of 2.50%. Although we do not currently do so, we may choose to make an additional charge of up to $2.00 per premium payment as part of the Premium Expense Charge to reimburse us for premium processing expenses. See "Deductions and Charges -- Premium Expense Charge".

WHAT CHARGES DO WE MAKE AGAINST THE ACCUMULATION VALUE?
    The Accumulation Value of the Policy is subject to several charges -- the Monthly Deduction and transfer and partial withdrawal charges.

    The Monthly Deduction will be deducted monthly from both the Fixed Accumulation Value and the Variable Accumulation Value and includes the cost of insurance, the Monthly Administrative

Charge, the Monthly Mortality and Expense Risk Charge, and charges for optional insurance benefits. The cost of insurance will be determined by multiplying the applicable cost of insurance rate(s) by the net amount at risk. The Monthly Administrative Charge is currently $8.25 per month and is guaranteed not to exceed $12.00 per month. The Monthly Mortality and Expense Risk Charge will be equal to one-twelfth of .90 of 1% (.90%) of the Variable Accumulation Value (that is, the total value attributable to a specific Policy in the Sub-Accounts of the Variable Account) of the Policy during the first 10 Policy Years. Beginning on Policy Year 11 and each year thereafter this monthly charge will be one-twelfth of .30 of 1% (.30%) guaranteed not to exceed .60 of 1% (.60%) for the duration of the Policy. The charges for optional insurance benefits will vary depending upon the benefit(s) selected. See "Deductions and Charges -- Monthly Deduction".

    There is currently no charge imposed for each transfer but we presently charge $10.00 for each partial withdrawal. The charge for transfers and partial withdrawals is guaranteed not to exceed $25.00 per transfer or partial withdrawal. See "Deductions and Charges -- Transfer and Partial Withdrawal Charges".

WHAT CHARGES DO WE MAKE UPON LAPSE OR TOTAL SURRENDER OF THE POLICY?
    During the first 15 years the Policy is in force and the first 15 years following a requested increase in the Face Amount, there is a charge if the Policy lapses or you surrender the Policy (the Surrender Charge). The Surrender Charge consists of the Contingent Deferred Sales Charge to recover our sales expenses, and the Contingent Deferred Administrative Charge to recover our policy issue expenses. See "Deductions and Charges -- Surrender Charge".

    The maximum Contingent Deferred Sales Charge and the maximum Contingent Deferred Administrative Charge on the initial Face Amount and on any requested increases in Face Amount will be determined on the Policy Date and on the effective date of any such requested increase, as the case may be. These maximum charges then remain level during the first five years in the relevant 15-year period, and then reduce in equal monthly increments until they become zero at the end of 15 years. Thus, if the Policy remains in force during the entire relevant 15-year period, you do not pay this charge.

    The Contingent Deferred Administrative Charge on the initial Face Amount will depend upon the initial Face Amount. The Contingent Deferred Administrative Charge on any requested increase in Face Amount will depend upon the Face Amount of the increase. During the first five years in the relevant 15-year period, this charge is $5.00 per $ 1,000 of Face Amount.

    The Contingent Deferred Sales Charge on the initial Face Amount will depend upon the initial Face Amount, the Insured's Age on the Policy Date, and the Insured's sex. The Contingent Deferred Sales Charge on any requested increase in Face Amount will depend upon the Face Amount of the increase, the Insured's Age on the effective date of the increase, and the Insured's sex (see Appendix D).

    The Contingent Deferred Sales Charge applicable to Policies issued in Massachusetts and Montana will not be affected by the Insured's sex. Therefore, the Contingent Deferred Sales Charge applied to Policies issued in these two states will differ from the charge made on Policies issued in other states. Also, the Contingent Deferred Sales Charge applied to Policies issued in Pennsylvania may be higher or lower than in other states depending on the Insured's Age and sex.

    The Surrender Charge imposed upon early surrender or lapse will be significant. As a result, you should purchase a Policy only if you have the financial capability to keep it in force for a substantial period of time.

WHAT IS THE VALUE OF THE POLICY IF YOU SURRENDER IT?
    In general, the Cash Surrender Value is the amount you would receive if you surrender the Policy. To determine the Cash Surrender Value, your Accumulation Value is reduced by the Surrender Charge, if any, and any Loan Amount and unpaid Monthly Deductions. During the first two Policy Years and the first two Policy Years following an increase in the Face Amount, you may also be entitled to a refund of a portion of any charges made for sales expenses. See "Surrender Benefits -- Total Surrender" and "Sales Charge Refund".

CAN YOU MAKE PARTIAL WITHDRAWALS?
    Yes, you can withdraw part of your Cash Surrender Value. You will not incur a Surrender Charge, but partial withdrawals are subject to a processing charge. We currently make a $10.00 charge for each partial withdrawal. The charge is guaranteed not to exceed $25.00 per partial withdrawal. Only one partial withdrawal is allowed in any Policy Year. See "Surrender Benefits -- Partial Withdrawal".

WHAT ARE THE FREE LOOK AND CONVERSION RIGHTS?
    You have a limited free look period during which you have a right to return the Policy and receive a refund of all premiums paid. See "Free Look and Conversion Rights -- Free Look Rights". The Policy must be returned to us by the latest of:

    - Midnight of the 20th day after you receive it;

    - Midnight of the 20th day after a written Notice of Right of Withdrawal is mailed or delivered to you; or

    - Midnight of the 45th day after the date your application for the Policy is signed.


    Also, the Policy may in effect be converted in whole or in part to a "fixed benefit" policy (providing benefits that do not vary with the investment performance of the Variable Account) at any time by transferring all or part of the Accumulation Value of the Policy from the Variable Account to the Fixed Account. For Policies issued in Connecticut, the Conversion Right is exercised by exchanging the Policy for a different permanent fixed benefit life insurance policy offered by us in this state. See "Free Look and Conversion Rights -- Conversion Rights".


    Similar free look and conversion rights will be available for requested increases in the Face Amount. See "Free Look and Conversion Rights".

CAN YOU TRANSFER BETWEEN THE SUB-ACCOUNTS AND/OR THE FIXED ACCOUNT?
    Subject to certain restrictions, you can transfer all or part of your Accumulation Value between the investment options of the Policy. We currently allow up to twelve transfers per year. Transfers from the Fixed Account are subject to certain additional restrictions. We reserve the right to limit you to four transfers per year and to make a charge for each transfer. We currently make no charge for each transfer. This charge is guaranteed not to exceed $25.00 per transfer. To the extent, however, that you request a transfer from the Variable Account to the Fixed Account in connection with exercising your conversion rights under the Policy (see "Free Look and Conversion Rights -- Conversion Rights"), the limit on the number of transfers and the charge will not apply. See "Transfers".

CAN YOU BORROW AGAINST THE VALUE OF THE POLICY?
    At any time after the first Policy Year, you can borrow up to 75% of the Cash Value of the Policy less any existing Loan Amount. (In Texas, the percentage is 100% and in Alabama, Maryland and Virginia, the percentage is 90%. In Indiana you can borrow up to 75% of the Cash Value of the Policy during the first Policy Year.) Each loan must be at least $500, except in Connecticut it must be at least $200. Interest is payable in advance for each Policy Year and accrues daily at an effective annual rate that will not exceed 8.00% (which is 7.40% when payable in advance). After the tenth Policy Year, we will charge interest at an annual rate of 5.50% (which is 5.21% when payable in advance) on the portion of your Loan Amount that is not in excess of (a) the Accumulation Value, less (b) the total of all premiums paid net of all partial withdrawals. See "Policy Loans".

ARE DEATH BENEFIT PROCEEDS TAXABLE INCOME TO THE BENEFICIARY?
    Under current Federal tax law, as long as the Policy qualifies as life insurance the Death Benefit under the Policy will be subject to the same Federal income tax treatment as proceeds of traditional life insurance. Therefore, the Death Benefit should not be taxable income to the beneficiary. See "Federal Tax Matters -- Policy Proceeds".

ARE ACCUMULATION VALUE INCREASES INCLUDED IN YOUR TAXABLE INCOME?
    Under current Federal tax law, as long as the Policy qualifies as life insurance Accumulation Value increases will also be subject to the same Federal income tax treatment as traditional life insurance cash values. Therefore, any increases should accumulate on a tax deferred basis. See "Federal Tax Matters -- Policy Proceeds".

WILL EXERCISING CERTAIN POLICY RIGHTS HAVE TAX CONSEQUENCES?
    A change of owners, a partial withdrawal, a total surrender, or a Policy loan may have tax consequences depending on the particular circumstances. See "Federal Tax Matters -- Policy Proceeds".

WHO SELLS THE POLICIES?
    The Policies are sold by licensed insurance agents who are also registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 and who are members of the National Association of Securities Dealers, Inc. Washington Square Securities, Inc., an affiliate of ours, is the Principal Underwriter of the Policies. See "Distribution of the Policies".

PART 2. DETAILED INFORMATION

NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY


    We are a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota. Effective January 3, 1989, we converted from a stock and mutual life insurance company to a stock life insurance company, and through a merger, we became a direct, wholly-owned subsidiary of ReliaStar Financial Corp. (formerly known as The NWNL Companies, Inc.). We offer individual life insurance and annuities, employee benefits and retirement contracts. The Policies described in this Prospectus are nonparticipating. On a consolidated basis, we have $178 billion of life insurance in force and our assets are $15.5 billion. Our Home Office is at 20 Washington Avenue South, Minneapolis, Minnesota 55401 (telephone 612-372-5507).


THE VARIABLE ACCOUNT

    The Variable Account is a Separate Account of ours, established by the Board of Directors on October 11, 1984 pursuant to the laws of the State of Minnesota. The Variable Account will receive and invest the Net Premiums paid and allocated to it under this Policy. In addition, the Variable Account currently receives and invests net premiums for another class of flexible premium variable life insurance policy and may do so for additional classes in the future. The Variable Account meets the definition of a "separate account" under the federal securities laws and has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account, us, or the Funds.

    We own the assets of the Variable Account. However, the Minnesota laws under which the Variable Account was established provide that the Variable Account cannot be charged with liabilities arising out of any other business we may conduct. We are required to maintain assets which are at least equal to the reserves and other liabilities of the Variable Account. We may transfer assets which exceed these reserves and liabilities to our general account (the Fixed Account).

    For a description of the Fixed Account, see Appendix A to this Prospectus.

PERFORMANCE INFORMATION

    Performance information for the Sub-Accounts of the Variable Account and the Funds available for investment by the Variable Account may appear in advertisements, sales literature, or reports to Policy owners or prospective purchasers. Performance information for the Sub-Accounts will reflect deductions of Fund Expenses and be adjusted to reflect the Mortality and Expense Risk Charge, but will not reflect deductions for the cost of insurance or the Surrender Charge. Quotations of performance information for the Funds will be accompanied by performance information for the Sub-Accounts. Performance information for the Funds will take into account all fees and charges at the Fund level, but will not reflect any deductions from the Variable Account. Performance information reflects only the performance of a hypothetical investment during a particular time period in which the calculations are based. Performance information showing total returns and average annual total returns may be provided for periods prior to the date a Sub-Account commenced operation. Such performance information will be calculated based on the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the Funds, with the level of charges at the Variable Account level that were in effect at the inception of the Sub-Accounts. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Sub-Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

    We may also provide individualized hypothetical illustrations of Policy Accumulation Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds. These illustrations will reflect deductions for Fund expenses and Policy and Variable Account charges, including the Monthly Deduction, Premium Expense Charge and the Surrender Charge. These hypothetical illustrations will be based on the actual historical experience of the Funds as if the Sub-Accounts had been in existence and a Policy issued for the same periods as those indicated for the Funds.

    Performance of the Sub-Accounts and/or the Funds as reported from time to time in advertisements and sales literature may be compared to other variable life insurance issuers in general or to the performance of particular types of variable life insurance policies investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Sub-Accounts, whose performance is reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar. Inc. ("Morningstar") or reported by other series, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, CHANGING TIMES, and FORTUNE. Lipper and Morningstar are independent services which monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis.

    Lipper's and Morningstar's rankings include variable annuity issuers as well as variable life insurance issuers. The performance analysis prepared by Lipper and Morningstar ranks such issuers on the basis of total return, assuming reinvestment of distributions, but does not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration.

    We may also compare the performance of each Sub-Account in advertising and sales literature to the Standard & Poor's Index of 500 common stocks and the Dow Jones Industrials, which are widely used measures of stock market performance. We may also compare the performance of each Sub-Account to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

THE POLICIES

    The Policies are flexible premium variable life insurance contracts with death benefits, cash values, and other features of traditional life insurance contracts. They are "flexible premium" because premiums do not have to be paid according to a fixed schedule. They are "variable" because, to the extent Accumulation Value is attributable to the Variable Account, Accumulation Values and, under certain circumstances, the Death Benefit will increase and decrease based on the investment performance of the Funds to which you allocate your premium payments.

DEATH BENEFIT

    Like traditional life insurance, we pay a death benefit if the Insured dies while the Policy is in force. The proceeds payable upon the death of the Insured will be the Death Benefit (see "Death Benefit Options" below) reduced by any Loan Amount and unpaid Monthly Deductions. All or part of the proceeds may be paid in cash to your beneficiaries or under one or more of the settlement options we offer (see "General Provisions -- Settlement Options").

    The Policy provides two Death Benefit Options: the Level Amount Option and the Variable Amount Option. You choose the Death Benefit Option on the application for the Policy. Subject to certain limitations, you can change the Death Benefit Option after issuance of the Policy. See "Death Benefit -- Change in Death Benefit Option".

    The Death Benefit may vary with the Policy's Accumulation Value. Under the Level Amount Option, the Death Benefit will only vary with the Accumulation Value whenever the Accumulation Value multiplied by the corridor percentage (see "Death Benefit Options -- Level Amount Option") exceeds the Face Amount of the Policy. The Death Benefit under the Variable Amount Option will always vary with the Accumulation Value because the Death Benefit equals the Face Amount plus the Accumulation Value, or the corridor percentage of the Accumulation Value. Under either Death Benefit Option, however, the Death Benefit will never be less than the current Face Amount of the Policy and will be payable only as long as the Policy remains in force.

    In addition to affecting the amount of the Death Benefit as described above, the Accumulation Value generally determines how long the Policy remains in force. See "Policy Lapse and Reinstatement". This means that, to the extent Accumulation Value is attributable to the Variable Account, the investment performance of the Variable Account (and the underlying Funds) may affect the duration of the Policy by affecting the amount of Accumulation Value. You bear the investment risk with respect to any amounts allocated to the Variable Account. If, however, the Death Benefit Guarantee is in effect (see "Death Benefit Guarantee"), the Policy will stay in force during the Death Benefit Guarantee Period, without regard to the investment performance under the Policy.

    Appendix  C  illustrates  Accumulation   Values,  Surrender  Charges,   Cash
Surrender Values, and Death Benefits assuming different levels of premium payments and investment returns for selected Ages and Face Amounts.

DEATH BENEFIT OPTIONS
    The Level Amount Option and the Variable Amount Option are described below.

    LEVEL AMOUNT OPTION. The Death Benefit is the greater of the current Face Amount of the Policy or the corridor percentage of Accumulation Value on the Valuation Date on or next following the date of the Insured's death. The corridor percentage is 250% for an Insured Age 40 or below, and the percentage declines with increasing Ages as shown in the Corridor Percentage Table on page
17. Accordingly, under the Level Amount Option the Death Benefit will remain level unless the corridor percentage of Accumulation Value exceeds the current Face Amount, in which case the amount of the Death Benefit will vary as the Accumulation Value varies.

    ILLUSTRATION OF LEVEL AMOUNT OPTION. For purposes of this illustration, assume that the Insured is under Age 40, and that there is no Loan Amount. Under the Level Amount Option, a Policy with a $200,000 Face Amount will generally have a $200,000 Death Benefit. However, because the Death Benefit must be equal to or be greater than 250% of the Accumulation Value, any time the Accumulation Value of the Policy exceeds $80,000, the Death Benefit will exceed the $200,000 Face Amount. Each additional dollar added to the Accumulation Value above $80,000 will increase the Death Benefit by $2.50. Thus, if the Accumulation Value exceeds $80,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Policy owner with an Accumulation Value of $100,000 will be entitled to a Death Benefit of $250,000 ($100,000 X 250%); an Accumulation Value of $150,000 will yield a Death Benefit of $375,000 ($150,000 X 250%); and an Accumulation Value of $200,000 will yield a Death Benefit of $500,000 ($200,000 X 250%).

    Similarly, as long as the Accumulation Value exceeds $80,000, each dollar taken out of the Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $150,000 to $140,000 because of partial withdrawals, charges, or negative investment performance, the Death Benefit will be reduced from $375,000 to $350,000. If at any time, however, the Accumulation Value multiplied by the corridor percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

    The corridor percentage becomes lower as the Insured's Age increases. If the current Age of the Insured in the illustration above were, for example, 50 (rather than under Age 40), the corridor percentage would be 185%. The Death Benefit would not exceed the $200,000 Face Amount unless the Accumulation Value exceeded approximately $108,110 (rather than $80,000), and each $1 then added to or taken from the Accumulation Value would change the Death Benefit by $1.85 (rather than $2.50).

                           CORRIDOR PERCENTAGE TABLE

    Insured's Age on
    Previous Policy          Corridor Percentage
      Anniversary           of Accumulation Value
------------------------  -------------------------
     40 or younger                     250%
           41                          243
           42                          236
           43                          229
           44                          222
           45                          215
           46                          209
           47                          203
           48                          197
           49                          191
           50                          185
           51                          178
           52                          171
           53                          164
           54                          157
           55                          150
           56                          146
           57                          142
           58                          138
           59                          134
           60                          130
           61                          128
           62                          126
           63                          124
           64                          122
           65                          120
           66                          119
           67                          118
           68                          117
           69                          116
           70                          115
           71                          113
           72                          111
           73                          109
           74                          107
         75-90                         105
           91                          104
           92                          103
           93                          102
           94                          101
           95                          100

    VARIABLE AMOUNT OPTION. The Death Benefit is equal to the greater of the current Face Amount plus the Accumulation Value of the Policy, or the corridor percentage of the Accumulation Value on the Valuation Date on or next following the date of the Insured's death. The corridor percentage is 250% for an Insured Age 40 or below, and the percentage declines with increasing Age as shown in the Corridor Percentage Table above. Accordingly, under the Variable Amount Option the amount of the Death Benefit will always vary as the Accumulation Value varies.

    ILLUSTRATION OF VARIABLE AMOUNT OPTION. For purposes of this illustration, assume that the Insured is under Age 40 and that there is no Loan Amount. Under the Variable Amount Option, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000 plus the Accumulation Value. Thus, for example, a Policy with an Accumulation Value of $40,000 will have a Death Benefit of $240,000 ($200,000 + $40,000); an Accumulation Value of $80,000 will yield a Death Benefit of

$280,000 ($200,000 + $80,000). The Death Benefit, however, must be at least 250% of the Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds approximately $133,333, the Death Benefit will be greater than the Face Amount plus the Accumulation Value. Each additional dollar of the Accumulation Value above $133,333 will increase the Death Benefit by $2.50. Thus, if the Accumulation Value exceeds $133,333 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Policy owner with an Accumulation Value of $150,000 will be entitled to a Death Benefit of $375,000 ($150,000 X 250%); an Accumulation Value of $200,000 will yield a Death Benefit of $500,000 ($200,000 X 250%), and an Accumulation Value of $250,000 will yield a Death Benefit of $625,000 ($250,000 X 250%).

    Similarly, any time the Accumulation Value exceeds $133,333, each dollar taken out of the Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $150,000 to $140,000 because of partial withdrawals, charges, or negative investment performance, the Death Benefit will be reduced from $375,000 to $350,000. If at any time, however, the Accumulation Value multiplied by the corridor percentage is less than the Face Amount plus the Accumulation Value, then the Death Benefit will be the current Face Amount plus the Accumulation Value of the Policy.

    The corridor percentage becomes lower as the Insured's Age increases. If the current Age of the Insured in the illustration above were, for example, 50 (rather than under 40), the corridor percentage would be 185%. The amount of the Death Benefit would be the sum of the Accumulation Value plus $200,000 unless the Accumulation Value exceeded approximately $235,294 (rather than $133,333), and each $1 then added to or taken from the Accumulation Value would change the Death Benefit by $1.85 (rather than $2.50).

WHICH DEATH BENEFIT OPTION TO CHOOSE
    If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose the Variable Amount Option. If you are satisfied with the amount of your existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulation Value, you should choose the Level Amount Option.

REQUESTED CHANGES IN FACE AMOUNT
    Subject to certain limitations, you may request an increase or decrease in the Face Amount. No increase or decrease in the Face Amount will be permitted during the first two Policy Years.

    INCREASES. For an increase in the Face Amount, a written request must be submitted to us. We may also require additional evidence of insurability satisfactory to us. The effective date of the increase will be the Monthly Anniversary on or next following our approval of the increase. The increase may not be less than $5,000 and no increase will be permitted after the Insured reaches Age 75. We will deduct any charges associated with the increase (the increases in the cost of insurance and the Surrender Charge upon lapse or total surrender -- see "Effect of Requested Changes in Face Amount" below) from the Accumulation Value, whether or not you pay an additional premium in connection with the increase. You will be entitled to limited free look, conversion, and refund rights with respect to requested increases in Face Amount. See "Sales Charge Refund" and "Free Look and Conversion Rights".

    DECREASES. For a decrease in the Face Amount, a written request must also be submitted to us. Any decrease in the Face Amount will be effective on the Monthly Anniversary on or next following our receipt of a written request. You cannot request a decrease in the Face Amount more frequently than once every six months. The Face Amount remaining in force after any requested decrease may not be less than the Minimum Face Amount shown in the Policy. We reserve the right to establish a different Minimum Face Amount in the future. If, following a decrease in Face Amount, the Policy would no longer qualify as life insurance under Federal tax law (see "Federal Tax Matters -- Policy Proceeds"), the decrease will be limited to the extent necessary to meet these requirements.

    For purposes of determining the cost of insurance, decreases in the Face Amount will be applied to reduce the current Face Amount in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The Face Amount when the Policy was issued.

    By reducing the current Face Amount in this manner, the Rate Class applicable to the most recent increase in Face Amount will be eliminated first, then the Rate Class applicable to the next most recent increase, and so on, for the purposes of calculating the cost of insurance. This assumption will affect the cost of insurance under the Policy only if different Rate Classes have been applied to the current Face Amount. A Rate Class is a group of Insureds we determine based upon our expectation that they will have similar mortality experience. We currently place Insureds into standard Rate Classes or into substandard Rate Classes that involve a higher mortality risk (for example, a 200% Rate Class or a 300% Rate Class). In an otherwise identical Policy, an Insured in the standard Rate Class will have a lower cost of insurance than an Insured in a substandard Rate Class with higher mortality risks. See "Deductions and Charges -- Monthly Deduction".

    For example, assume that the initial Face Amount was $200,000 with a standard Rate Class, and that successive increases of $50,000 (at a Rate Class of 200%) and $100,000 (at a Rate Class of 300%) were added. If a decrease of $100,000 or less is requested, the amount of insurance at a 300% Rate Class will be reduced first. If a decrease of more than $100,000 is requested, the amount at a 300% Rate Class will be eliminated, and the excess over $100,000 will next reduce the amount of insurance at a 200% Rate Class.

    EFFECT OF REQUESTED CHANGES IN FACE AMOUNT. An increase or decrease in Face Amount will affect the Monthly Deduction because the cost of insurance depends upon the Face Amount. The charge for certain optional insurance benefits may also be affected. See "Deductions and Charges -- Monthly Deduction". An increase in the Face Amount will increase the Surrender Charge, but a decrease in the Face Amount will not reduce the Surrender Charge. The Surrender Charge is, however, imposed only upon lapse or total surrender of the Policy and not upon a requested decrease in Face Amount. See "Deductions and Charges -- Surrender Charge".

    An increase in the Face Amount will increase the Minimum Monthly Premium as of the effective date of the increase. Therefore, additional premium payments may be required to maintain the Death Benefit Guarantee. A decrease in the Face Amount will reduce the Minimum Monthly Premium as of the effective date of the decrease. See "Death Benefit Guarantee".

    The additional Surrender Charge on a requested increase in the Face Amount will reduce the Cash Surrender Value (which is the Accumulation Value less any Surrender Charge, Loan Amount and unpaid Monthly Deductions). If the resulting Cash Surrender Value is not sufficient to cover the Monthly Deduction, the Policy may lapse unless the Death Benefit Guarantee is in effect. However, the maximum Surrender Charge on a requested increase in Face Amount is phased in over equal monthly increments during the first three years after the requested increase, which minimizes the risk of Policy Lapse. See "'Policy Lapse and Reinstatement -- Lapse", "Death Benefit Guarantee" and "Surrender Charge".

INSURANCE PROTECTION
    You may increase or decrease the pure insurance protection provided by the Policy (that is, the difference between the Death Benefit and the Accumulation Value) in one of several ways as insurance needs change. These ways include increasing or decreasing the Face Amount of insurance, changing the level of premium payments, and, to a lesser extent, making a partial withdrawal under the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Face Amount will, subject to the corridor percentage limitations (see "Death Benefit -- Death Benefit Options"), decrease the pure insurance protection without reducing the Accumulation Value. If the Face Amount is decreased, the Policy charges generally will decrease as well. (Note that the Surrender Charge will NOT be reduced. See "Deductions and Charges -- Surrender Charge".)

(b) An increase in the Face Amount (which is generally subject to underwriting approval -- see "Death Benefit -- Requested Changes in Face Amount") will likely increase the amount of pure insurance protection, depending on the amount of Accumulation Value and the resultant corridor percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

(c) A partial withdrawal will reduce the Death Benefit. See "Surrender Benefits -- Partial Withdrawal". However, it has a limited effect on the amount of pure insurance protection and charges under the Policy, because the decrease in the Death Benefit is usually equal to the amount of

    Accumulation Value withdrawn. The primary use of a partial withdrawal is to withdraw Accumulation Value. Furthermore, it results in a reduced amount of Accumulation Value and increases the possibility that the Policy will lapse.

(d) Under the Level Amount Option, until the corridor percentage of Accumulation Value exceeds the Face Amount, (i) an increased level of premium payments will reduce the amount of pure insurance protection, and (ii) a reduced level of premium payments will increase the amount of pure insurance protection.

(e) Under the Variable Amount Option, until the corridor percentage of Accumulation Value exceeds the Face Amount plus the Accumulation Value, the level of premium payments will not affect the amount of pure insurance protection. (However, both the Accumulation Value and the Death Benefit will be increased if premium payments are increased, and reduced if premium payments are reduced.)

(f) Under either Death Benefit Option, if the Death Benefit is the corridor percentage of Accumulation Value, then (i) an increased level of premium payments will increase the amount of pure insurance protection (subject to underwriting approval -- see "Payment and Allocation of Premiums -- Amount and Timing of Premiums"), and (ii) a reduced level of premium payments will reduce the pure insurance protection.

    THE TECHNIQUES DESCRIBED IN THIS SECTION FOR CHANGING THE AMOUNT OF PURE INSURANCE PROTECTION UNDER THE POLICY (FOR EXAMPLE, CHANGING THE FACE AMOUNT, MAKING A PARTIAL WITHDRAWAL, AND CHANGING THE AMOUNT OF PREMIUM PAYMENTS) MUST BE CONSIDERED TOGETHER WITH THE OTHER RESTRICTIONS AND CONSIDERATIONS DESCRIBED ELSEWHERE IN THIS PROSPECTUS.

CHANGE IN DEATH BENEFIT OPTION
    After the first two Policy Years, you may change the Death Benefit Option. You must submit a written request to change the Death Benefit Option. A change in the Death Benefit Option will also change the Face Amount. If the Death Benefit Option is changed from the Level Amount Option to the Variable Amount Option, the Face Amount will be decreased by an amount equal to the Accumulation Value on the effective date of the change. You cannot change from the Level Amount Option to the Variable Amount Option if the resulting Face Amount would fall below the Minimum Face Amount.

    If the Death Benefit Option is changed from the Variable Amount Option to the Level Amount Option, the Face Amount will be increased by an amount equal to the Policy's Accumulation Value on the effective date of the change.

    An increase or decrease in Face Amount resulting from a change in the Death Benefit Option will affect the future Monthly Deductions because the cost of insurance depends upon the Face Amount. The charge for certain optional insurance benefits may also be affected. See "Deductions and Charges -- Monthly Deduction". The Surrender Charge, however, will not be affected by an increase or decrease in Face Amount resulting from a change in Death Benefit Option.

    Changes in the Death Benefit Option do not require additional evidence of insurability.


ACCELERATED BENEFIT RIDER


    Under certain circumstances, the Accelerated Benefit Rider allows a Policy owner to accelerate benefits from the Policy that would be otherwise payable upon the death of the Insured. The benefit may vary state-by-state and your registered representative should be consulted as to whether and to what extent the Rider is available in a particular state and on any particular Policy.



    Generally, we will provide an Accelerated Benefit if the Insured has a terminal illness that will result in the death of the Insured within 12 months, as certified by a physician.



    The Accelerated Benefit will not be more than 50% of the amount that would be payable at the death of the Insured. The Accelerated Benefit will first be used to pay off any outstanding Policy loans and interest due. The remainder of the Accelerated Benefit will be in a lump sum to the Policy owner. Limitations, as described in the Accelerated Benefit Rider, may apply.

    A lien will be established against the Policy for the amount of the Accelerated Benefit plus the administrative charge, plus interest on the lien. Any proceeds from the Policy will first be used to repay this lien. The Policy owner's access to the cash value will be reduced by the amount of the lien. The proceeds payable to the beneficiary will be reduced by the amount of the lien.



    The administrative charge will not exceed $300 and will be assessed at the time the benefit is accelerated.



    The premium payable on the Policy will not be affected by the Accelerated Benefit.



    Receipt of a benefit under the Accelerated Benefit Rider may give rise to Federal or State income tax. A competent tax adviser should be consulted for further information.



    The above information is not intended to be a complete summary of the Rider. All of the terms and provisions of the Accelerated Benefit Rider are set forth in the Rider and should be referred to in order to fully ascertain its benefits and limitations.


PAYMENT AND ALLOCATION OF PREMIUMS

ISSUING THE POLICY
    To apply for a Policy, an individual must complete an application and personally deliver it to our licensed agent. We will not issue a Policy below the minimum Face Amount. We reserve the right to specify a different minimum Face Amount in the future for issuing a new Policy. We will generally only issue a Policy to an applicant Age 75 or less who supplies evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason permitted by law.

    SPONSORED MARKET PLANS. Policies may be purchased under sponsored arrangements where permitted by state law. A "sponsored arrangement" includes an arrangement where an employer permits group solicitation of its employees or an association permits group solicitations of its members for the purchase of Policies on an individual basis.

    All participants in sponsored arrangements are individually underwritten. Persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance may increase as a result of higher than anticipated mortality experience. However, any such increase will not cause the cost of insurance charge to exceed the guaranteed rates set forth in the Policy.

    COVERAGE. Coverage under a Policy begins on the later of the Issue Date or the date we receive at least the minimum initial premium (see immediately following section). In general, if the applicant pays at least the minimum initial premium with the application, the Issue Date will be the later of the date of the application or the date of any medical examination required by our underwriting procedures. However, if underwriting approval has not occurred within 45 days after we receive the application or if you authorize premiums to be paid by bank account monthly deduction, the Issue Date will be the date of underwriting approval.


    If you authorize premiums to be paid by government allotment, the Issue Date generally will be, subject to our underwriting approval, the first day of the month in which we receive the first Minimum Monthly Premium through government allotment, whether or not a Minimum Monthly Premium is collected with the application. If a Minimum Monthly Premium is collected with the application, it will be allocated to the Sub-Accounts of the Variable Account and the Fixed Account on the Valuation Date next following the Issue Date.



    MINIMUM INITIAL PREMIUM. The minimum initial premium is three Minimum Monthly Premiums. See "Death Benefit Guarantee". If, however, you authorize premiums to be paid by bank account monthly deduction or government allotment, we will accept one Minimum Monthly Premium together with the required authorization forms. The Minimum Monthly Premium is specified in the Policy and determines the payments required to maintain the Death Benefit Guarantee.


    TEMPORARY INSURANCE. At the time the application is taken, the applicant can receive temporary insurance coverage by paying a premium equal to 10% of annualized Minimum Monthly Premium. The temporary insurance will be for the face amount specified in the premium receipt and will be effective until the earliest of the following:

    - The date the coverage under the Policy is effective.

    - The date the applicant receives an offer for an alternative policy, a notice of termination of temporary insurance coverage, or notice that we have rejected the application.

    - The date of death of the proposed Insured, any proposed additional Insured, or any proposed Insured child.

    - The 75th day after the date of the receipt for the temporary insurance.

    CREDITING NET PREMIUMS. We will credit Net Premiums to the Sub-Accounts of the Variable Account and to the Fixed Account on the basis of the applicant's allocation on the latest of the following dates:

    - The Valuation Date following the date of underwriting approval.

    - The Valuation Date on or next following the Policy Date.

    - The Valuation Date on or next following the date we have received at least the required minimum initial premium payment.


    - In the case of Policies issued under government allotment programs, the Valuation Date next following the Issue Date.


    Until the date on which Net Premiums are credited as described above, premium payments will be held in our General Account. No interest will be earned on these premium payments during this period of time.

    REFUNDING PREMIUM. We will return all premiums paid without interest if any of the following occur:

    - We send notice to the applicant that the insurance is declined.

    - The applicant refuses an offer for an alternative policy.

    - The applicant does not supply required medical exams or tests within 30 days of the date of the application.

    - The applicant returns the Policy under the limited free look right. See "Free Look and Conversion Rights -- Free Look Rights".

ALLOCATION OF PREMIUMS
    You choose the initial allocation of your Net Premiums (your gross premiums less the Premium Expense Charge) to the Fixed Account and the Sub-Accounts of the Variable Account on the application for the Policy. You may change the allocation at any time by notifying us in writing. Changes will not be effective until the date we receive your request and will only affect premiums we receive on or after that date. The new premium allocation may be 100% to any Account or divided in whole percentage points totaling 100%. We reserve the right to adjust any allocation to eliminate fractional percentages. Changing the current premium allocation will not affect the allocation of existing Accumulation Value.

AMOUNT AND TIMING OF PREMIUMS
    The amount and frequency of premium payments will affect the Accumulation Value, the Cash Surrender Value, and how long the Policy will remain in force (including affecting whether the Death Benefit Guarantee is in effect -- see "Death Benefit Guarantee"). After the initial premium, you may determine the amount and timing of subsequent premium payments within the following restrictions:

    - IN MOST CASES, PAYMENT OF CUMULATIVE PREMIUMS SUFFICIENT TO MAINTAIN THE DEATH BENEFIT GUARANTEE WILL BE REQUIRED TO KEEP THE POLICY IN FORCE DURING AT LEAST THE FIRST SEVERAL POLICY YEARS. SEE "DEATH BENEFIT GUARANTEE".

    - We may choose not to accept any premium less than $25.00.

    - We reserve the right to limit the amount of any premium payment. In general, during the first Policy Year we will not accept total premium payments in excess of $250,000 on the life of any Insured, whether such payments are received on a Policy or on any other insurance policy issued by us or our affiliates. Also, we will not accept any premium payment in excess of $50,000 on any Policy after the first Policy Year. At our discretion, however, we may waive any of these premium limitations.

    - We may require additional evidence of insurability satisfactory to us if any premium would increase the difference between the Death Benefit and the Accumulation Value (that is, the net amount at risk). A premium payment would increase the net amount at risk if at the time of payment the Death Benefit would be based upon the applicable percentage of Accumulation Value. See "Death Benefit -- Death Benefit Options".

    - In no event may the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium payments allowed for life insurance under Section 7702 of the Federal Internal Revenue Code. If at any time a premium is paid which would result in total premiums exceeding the current maximum premiums allowed, we will only accept that portion of the premium which would make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitations.

    - If you contemplate a large premium payment under this Policy, and you wish to avoid Modified Endowment Contract classification, you may contact us in writing before making the payment and we will tell you the maximum amount which can be paid into the Policy. See "Federal Tax Matters -- Policy Proceeds".

PLANNED PERIODIC PREMIUMS
    You may choose a Planned Periodic Premium schedule which indicates a preference as to future amounts and frequency of payment. The Planned Periodic Premiums may be paid annually, semi-annually, quarterly or, if you choose, you can pay the Planned Periodic Premiums by bank account monthly deduction or government allotment.

    The amount and frequency of your initial Planned Periodic Premium will be shown in the Policy. You may change the Planned Periodic Premium at any time by written request. We may limit the amount of any increase.

    As mentioned above, the amount and frequency of premium payments will affect Accumulation Value, Cash Surrender Value, and how long the Policy will remain in force. Failure to make any Planned Periodic Premium payment will not, however, necessarily result in lapse of the Policy. On the other hand, making Planned Periodic Premium payments will not guarantee that the Policy remains in force. See "Death Benefit Guarantee" and "Policy Lapse and Reinstatement".

UNSCHEDULED ADDITIONAL PREMIUMS
    Premiums, other than Planned Periodic Premiums, may be paid at any time while the Policy is in force. We may limit the number and amount of these additional payments.


PAYING PREMIUMS BY MAIL


    Planned Periodic Premiums and Unscheduled Additional Premiums may be paid to the Company by mailing them to:



    Northwestern National Life Insurance Company
    P.O. Box 802511


    Chicago, Illinois 60680-2511


DEATH BENEFIT GUARANTEE

    If you meet the requirements described below, we guarantee that we will not lapse the Policy during the Death Benefit Guarantee Period even if the Cash Surrender Value is not sufficient to cover the Monthly Deduction that is due. This feature of the Policy is called the "Death Benefit Guarantee". The Death Benefit Guarantee Period is the first five Policy Years for issue ages 0-59 and the first four Policy Years for issue ages 60-75.

    In general, the two most significant benefits from the Death Benefit Guarantee are as follows. First, during the early Policy Years, the Cash Surrender Value (even when supplemented by the Sales Charge Refund) will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Policy. See "Policy Lapse and Reinstatement". This occurs because the Surrender Charge usually exceeds the Accumulation Value in these years. Second, to the extent the Cash Surrender Value declines during the Death Benefit Guarantee Period due to poor investment performance, or due to an additional Surrender Charge after a requested increase, the Cash Surrender Value may not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee may also be necessary to avoid lapse of the Policy. THUS, EVEN THOUGH THE POLICY PERMITS PREMIUM PAYMENTS THAT ARE LESS THAN THE MINIMUM MONTHLY PREMIUMS, YOU MAY LOSE THE SIGNIFICANT PROTECTION PROVIDED BY THE DEATH BENEFIT GUARANTEE BY PAYING LESS THAN THE MINIMUM MONTHLY PREMIUMS.

REQUIREMENTS
    The Death Benefit Guarantee will be in effect if the sum of all premiums paid minus any partial withdrawals and any loans are equal to or greater than the sum of the Minimum Monthly Premiums since the Policy Date.

    The requirements for the Death Benefit Guarantee must be satisfied as of each Monthly Anniversary, even though you do not have to pay premiums monthly.


    EXAMPLE: The Policy Date is January 1, 1996. The Minimum Monthly Premium is $100 per month. No Policy loans or partial withdrawals are taken and no Face Amount changes have occurred.


    Case 1. You pay $100 each month. The Death Benefit Guarantee is maintained.


    Case 2. You  pay $1,000 on  January 1, 1996. The  $1,000 maintains the Death
            Benefit Guarantee without your paying any additional premiums for the next 10 months (through October 31, 1996). However, you must pay at least $100 by November 1, 1996 to maintain the Death Benefit Guarantee through November 30, 1996.


    The amount of the initial Minimum Monthly Premium will be determined by us at issuance of the Policy and will be shown in the Policy. The initial Minimum Monthly Premium will depend upon the Insured's sex, Age at issue, Rate Class, optional insurance benefits added by rider, and the initial Face Amount.

    The following Policy changes may change the Minimum Monthly Premium:

    - A requested increase or decrease in the Face Amount (see "Death Benefit -- Requested Changes in Face Amount").

    - A change in the Death Benefit Option (see "Death Benefit -- Change in Death Benefit Option").

    - The addition or termination of a Policy rider (see "General Provisions -- Optional Insurance Benefits").

    We will notify you in writing of any changes in the Minimum Monthly Premium.

    If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, we will send you notice of the premium payment required to maintain it. If we do not receive the required premium payment within 61 days from the date of our notice, the Death Benefit Guarantee will terminate. THE DEATH BENEFIT GUARANTEE CANNOT BE REINSTATED.

    Even if the Death Benefit Guarantee terminates, the Policy will not necessarily lapse. For a discussion of the circumstances under which the Policy may lapse, see "Policy Lapse and Reinstatement".

ACCUMULATION VALUE

    The Accumulation Value of the Policy (that is, the total value attributable to a specific Policy in the Variable Account and the Fixed Account) is equal to the sum of the Variable Accumulation Value (the amount attributable to the Variable Account) plus the Fixed Accumulation Value (the amount attributable to the Fixed Account). The Accumulation Value should be distinguished from the Cash Surrender Value that would actually be paid to you upon total surrender of the Policy, which is the Accumulation Value less any Surrender Charge, Loan Amount and unpaid Monthly Deductions. See "Surrender Benefits -- Total Surrender". The Accumulation Value should also be distinguished from the Cash Value, which determines the amount available for Policy loans, and is the Accumulation Value less any Surrender Charge. See "Policy Loans." (During the first two Policy Years and the first two years following a requested increase in Face Amount, you may also be entitled to a Sales Charge Refund. See "Sales Charge Refund".)

    The Variable Accumulation Value will increase or decrease to reflect the investment performance of the Funds in which Sub-Accounts of the Variable Account have been invested. The Variable Accumulation Value will also be increased by (a) any Net Premiums credited to the Variable Account and (b) any transfers from the Fixed Account. The Variable Accumulation Value will also be reduced by (a) the Monthly Deduction attributable to the Variable Account, (b) partial withdrawals from the Variable Account, (c) any transfer and partial withdrawal charges attributable to the Variable Account, and (d) any amounts transferred from the Variable Account to the Fixed Account (including amounts transferred from the Variable Account to the Fixed Account as security for Policy loans -- see "Policy Loans"). The Variable Accumulation Value will generally vary daily.

    The Fixed Accumulation Value will be increased by (a) any Net Premiums credited to the Fixed Account, (b) any interest credited to the Fixed Account (determined at our discretion, but guaranteed not to be less than 4%), and (c) any amounts transferred from the Variable Account to the Fixed Account (including amounts transferred to the Fixed Account as security for Policy loans -- see "Policy Loans"). The Fixed Accumulation Value will be reduced by (a) the Monthly Deduction attributable to the Fixed Account, (b) partial withdrawals from the Fixed Account, (c) any transfer and partial withdrawal charges attributable to the Fixed Account, and (d) any amounts transferred from the Fixed Account to the Variable Account.

    For a detailed discussion of the calculation of Accumulation Value, see Appendix B. An illustration of various Accumulation Values, Surrender Charges, Cash Surrender Values, and Death Benefits, assuming different levels of premium payments and various investment returns for selected Ages and Face Amounts, is shown in Appendix C.

DEDUCTIONS AND CHARGES

    Charges  will be deducted in connection with the Policy to compensate us for
(a) providing the insurance benefits of the Policy (including any riders), (b) administering the Policy, (c) assuming certain risks in connection with the Policy, and (d) incurring expenses in distributing the Policy.

    Some of these charges are deducted from each premium payment. Certain other charges are deducted monthly from both the Fixed Account and the Variable Account, or from the Variable Account only. A charge is also made for each partial withdrawal and a charge may be made for each transfer.

    We currently expect that the total sales charge (which consists, of the sales charge deducted from each premium payment and the Contingent Deferred Sales Charge) may not be sufficient to cover the expenses incurred in selling and distributing the Policies. To the extent that these charges are not sufficient these expenses will be paid from our general assets. These assets may include proceeds from the Mortality and Expense Risk Charge described below.

PREMIUM EXPENSE CHARGE
    We deduct a sales charge and a charge for premium taxes from each premium payment. We may in the future deduct a premium processing charge from each premium payment although we currently do not make this charge. The total of these charges is called the Premium Expense Charge. The amount remaining after we have deducted the Premium Expense Charge is called the Net Premium. The Net Premium is then credited to the Fixed Account and the Sub-Accounts of the Variable Account according to your allocation.

    SALES CHARGE. A sales charge (guaranteed not to exceed 2.50% of each premium payment for the duration of the Policy) will be deducted to compensate us for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the prospectuses and sales literature for new and prospective buyers of this policy. Currently, a sales charge of 2.50% of each premium payment is deducted during the first ten Policy Years and a sales charge of .50% is currently deducted after the tenth Policy Year. In addition, we may charge a contingent deferred sales charge if you surrender the Policy or the Policy lapses. See "Deductions and Charges -- Surrender Charge".

    PREMIUM TAX CHARGE. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A charge of 2.50% of each premium payment will be deducted by us. The deduction represents an amount we consider necessary to pay all taxes imposed by the states and any subdivisions.

    PREMIUM PROCESSING CHARGE. We may make a charge of up to $2.00 per premium payment to reimburse us for the cost of collecting and processing premiums, although we currently make no such charge. We do not anticipate that we will make any profit on this charge. If a premium processing charge is made, it will be deducted from premium payments before the percentage deductions for sales charge and premium taxes.

MONTHLY DEDUCTION
    We deduct the charges described below from the Accumulation Value of the Policy on a monthly basis. The total of these charges is called the Monthly Deduction.

    The Monthly Deduction will be deducted on each Monthly Anniversary from the Fixed Account and the Sub-Accounts of the Variable Account on a proportionate basis depending on their relative Accumulation Values at that time. For purposes of determining these proportions, the Fixed Accumulation Value is reduced by the Loan Amount. Because the cost of insurance portion of the Monthly Deduction can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

    If the Cash Surrender Value plus any Sales Charge Refund is not sufficient to cover the Monthly Deduction on a Monthly Anniversary, the Policy may lapse. See "Death Benefit Guarantee" and "Policy Lapse and Reinstatement".

    COST OF INSURANCE. We will determine the monthly cost of insurance by multiplying the applicable cost of insurance rate or rates by the net amount at risk under the Policy. The net amount at risk under the Policy for a Policy Month is (a) the Death Benefit at the beginning of the Policy Month divided by
1.004074 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%), less (b) the Accumulation Value at the beginning of the Policy Month (reduced by any charges for rider benefits). As a result, the net amount at risk may be affected by changes in the Accumulation Value or in the Death Benefit.

    The Rate Class of an Insured may affect the cost of insurance. A Rate Class is a group of Insureds we determine based upon our expectation that they will have similar mortality experience. We currently place Insureds into standard Rate Classes or into substandard Rate Classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard Rate Class will have a lower cost of insurance than an Insured in a Rate Class with higher mortality risks.

    If there is an increase in the Face Amount and the Rate Class applicable to the increase is different from that for the initial Face Amount or any prior requested increases in Face Amount, the net amount at risk will be calculated separately for each Rate Class. For purposes of determining the net amount at risk for each Rate Class, the Accumulation Value will first be assumed to be part of the initial Face Amount. If the Accumulation Value is greater than the initial Face Amount, it will then be assumed to be part of each increase in order, starting with the first increase.

    Cost of insurance rates will be based on the sex, Issue Age, Policy Year and Rate Class(es) of the Insured. The actual monthly cost of insurance rates will reflect our expectations as to future experience. They will not, however, be greater than the guaranteed cost of insurance rates shown in the Policy, which are based on the Commissioner's 1980 Standard Ordinary Mortality Tables for smokers or nonsmokers, respectively.

    MONTHLY ADMINISTRATIVE CHARGE. Each month we deduct an administrative charge of $8.25 which is guaranteed not to exceed $12.00 each month. This charge reimburses us for expenses incurred in administering the Policy, such as processing claims, maintaining records, making Policy changes, printing and mailing prospectuses and annual and semi-annual reports to Policy owners and communicating with you and other owners of Policies. We do not anticipate that we will make any profit on this charge. Because this charge is intended to cover the average anticipated administrative expenses for all Policies, however, there is not necessarily a relationship between the amount of this charge for a given Policy and the amount of expenses that may be attributable to that Policy.

    MONTHLY MORTALITY AND EXPENSE RISK CHARGE. Each month during the first 10 Policy Years we will deduct a charge at an annual rate of .90 of 1% (.90%) of the Variable Accumulation Value of the Policy. Each month thereafter we will deduct a charge at an annual rate of .30 of 1% (.30%) of the Variable Accumulation Value guaranteed not to exceed .60 of 1% (.60%) for the duration of the Policy. We may realize a profit from this charge.

    The mortality risk assumed is that Insureds may live for a shorter period of time than we estimated and that, as a result, we would have to pay a greater amount in Death Benefits than we collect in premium payments. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than we estimated.

    OPTIONAL INSURANCE BENEFIT CHARGES. Each month we deduct charges for any optional insurance benefits added to the Policy by rider. See "General Provisions -- Optional Insurance Benefits".

SURRENDER CHARGE

    GENERAL. During the first 15 Policy Years and during the first 15 years following any requested increase in Face Amount, we make a Surrender Charge if you surrender the Policy or the Policy lapses.

The Surrender Charge has two parts -- The Contingent Deferred Administrative Charge and the Contingent Deferred Sales Charge which are determined separately. The Surrender Charge will not be affected by any decrease in Face Amount or by any change in Face Amount resulting from a change in the Death Benefit Option.

    The Surrender Charge imposed upon early surrender or lapse will be significant. As a result you should purchase a Policy only if you have the financial capability to keep it in force for a substantial period of time.

    The Contingent Deferred Administrative Charge reimburses us for expenses incurred in issuing the Policy, such as processing the application (primarily underwriting) and setting up computer records. We do not anticipate making a profit on this charge. Because this charge is intended to cover the average anticipated issue expenses for all Policies, however, there is not necessarily a relationship between the amount of this charge for a given Policy and the amount of expenses that may be attributable to that Policy.

    The Contingent Deferred Sales Charge compensates us for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the prospectus and sales literature for new sales of the Policy.

    CONTINGENT DEFERRED ADMINISTRATIVE CHARGE. The maximum Contingent Deferred Administrative Charge for the initial Face Amount or any requested increase in Face Amount is determined on the Policy Date or on the effective date of any requested increase in Face Amount respectively. The maximum charge for the initial Face Amount during the first five Policy Years is $5.00 per $1,000 of Face Amount, which decreases thereafter in equal monthly increments until it becomes zero at the end of the 15 year period. For any requested increase in Face Amount, an additional Contingent Deferred Administrative Charge begins at zero, increases in equal monthly increments until it reaches the maximum after three years, and then remains level for the next two years. Beginning five years after the effective date of the increase, the additional Contingent Deferred Administrative Charge reduces in equal monthly increments unitl it becomes zero at the end of 15 years.


    The Contingent Deferred Administrative Charge for the initial Face Amount or a requested increase in Face Amount can be determined by multiplying (a) $5.00 by (b) the initial Face Amount or the Face Amount of the increase, as the case may be, and by (c) the applicable percentage from the Surrender Charge Percentage Table shown on page 29, and then dividing this amount by 1000.


    For example, assume that an Insured buys a Policy with an initial Face Amount of $200,000. If the Policy is surrendered at any time in the first five Policy Years, the Contingent Deferred Administrative Charge is calculated by multiplying (a) $5.00 by (b) $200,000 (the initial Face Amount), and by (c) 100% (the applicable percentage from the Surrender Charge Percentage Table), and then dividing by 1000. This results in a total of $1,000 ($5.00 X 200,000 X 100% /
1000).

    The calculation of the additional Contingent Deferred Administrative Charge for a requested increase in Face Amount is the same as for the initial Face Amount, except that (a) the charges are based on the amount of the increase, (b) the years and months are measured from the effective date of the increase, and
(c) different surrender percentage factors apply.

    CONTINGENT DEFERRED SALES CHARGE. The maximum Contingent Deferred Sales Charge for the initial Face Amount or any requested increase in Face Amount will be determined on the Policy Date or on the effective date of any requested increase respectively. For the initial Face Amount, the Contingent Deferred Sales Charge will remain level for the first five years in the relevant 15 year period, and then reduces in equal monthly increments until it becomes zero at the end of 15 years. For any requested increase in Face Amount, an additional Contingent Deferred Sales Charge begins at zero, increases in equal monthly increments until it reaches the maximum after three years, and then remains level for the next two years. Beginning five years after the effective date of the increase, the additional Contingent Deferred Sales Charge reduces in equal monthly increments until it becomes zero at the end of 15 years. The Contingent Deferred Sales Charge will vary depending upon the Insured's Age (on the Policy Date or on the effective date of an increase in Face Amount) and the Insured's sex.


    If you surrender the Policy during the first two Policy Years or during the first 24 months following a requested increase in Face Amount, you may be entitled to a refund of a portion of the Contingent Deferred Sales Charge. See "Sales Charge Refund".

    The Contingent Deferred Sales Charge will be equal to the lesser of:

        (a) 47.50% of the premiums attributable to the initial Face Amount of the Policy and any premiums attributable to an increase in Face Amount; or

        (b) The result of the Contingent Deferred Sales Charge calculation described below.

    CONTINGENT DEFERRED SALES CHARGE CALCULATION. For purposes of (b). above, the Contingent Deferred Sales Charge for the initial Face Amount or any requested increase in Face Amount is determined by multiplying (i) the applicable Charge per $1,000 of Face Amount from Appendix D by (ii) the Initial Face Amount or the Face Amount of the increase, as applicable, and by (iii) the applicable percentage from the Surrender Charge Percentage Table on the next page, and then dividing this amount by 1000.

    EXAMPLE.   The following  example illustrates  how the  Contingent  Deferred
Sales Charge is determined. Assume that a male, Age 35 buys a policy with an initial Face Amount of $200,000 and he surrenders the Policy during the third Policy Year at which time he has paid cumulative premiums of $4,000. Based on these assumptions the Contingent Deferred Sales Charge will be the lesser of:

        (a) 47.50% times the cumulative premiums paid on the Policy, which is $1,900 (47.50 X $4,000); or

        (b) The result of the Contingent Deferred Sales Charge calculation, which is determined by multiplying (i) $14.00 (from Appendix D for a male age 35) by (ii) $200,000 (the Initial Face Amount) and by (iii) 100% (the applicable percentage from the Surrender Charge Percentage Table), and then dividing by 1000, which results in a total of $2,800 ($14.00 X 200,000 X 100% / 1000).

    The additional Contingent Deferred Sales Charge for requested increases in Face Amount will be calculated in the same manner as illustrated in the example above. However, for purposes of determining the amount in (a) in the above example, the cumulative premium paid is replaced by the premiums attributable to the increase in Face Amount. The premiums attributable to the requested increase will consist of a defined proportion of the existing Accumulation Value on the date of the increase, plus an equal proportion of all premium payments made after the effective date of the increase. The defined proportion is determined by dividing (a) the Surrender Charge Guideline for the requested increase, by
(b) the sum of the Surrender Charge Guidelines for the Initial Face Amount and each requested increase in Face Amount.

    The Surrender Charge Guideline for the initial Face Amount or any requested increase in Face Amount is determined by multiplying (i) the applicable Guideline per $1,000 from Appendix E by (ii) the Initial Face Amount or the Face Amount of the increase, as applicable, and then dividing this amount by 1000.

    Referring to the immediately preceding example, assume a male age 35 has an Initial Face Amount of $200,000 and makes a requested increase of $100,000 at age 45. The Surrender Charge Guideline for the requested increase is determined by multiplying (i) $45.09 (from Appendix E for a male Age 45) by (ii) $100,000 (the requested increase amount) and then dividing by 1000. This results in $4,509 ($45.09 x 100,000/1000). The Surrender Charge Guideline for the initial Face Amount is determined by multiplying (i) $27.96 (from Appendix E for a male age 35) by (ii) $200,000 (the initial Face Amount) and then dividing by 1000. This results in $5,592 ($27.96 x 200,000/1000). The defined proportion of the existing Accumulation Value and subsequent premium payments attributable to the requested increase is determined by dividing (a) $4,509 (the Surrender Charge Guideline for the requested increase), by (b) ($5,592 and $4,509) (the Surrender Charge Guideline for the Initial Face Amount and all requested increases), or 44.64%.

    MASSACHUSETTS, MONTANA AND PENNSYLVANIA RESIDENTS. Appendices C, D, E and the preceding illustrations of the Contingent Deferred Sales Charge do not apply to policies issued in Massachusetts, Montana and Pennsylvania. The Contingent Deferred Sales Charge applied to Policies issued in Massachusetts and Montana is not affected by the Insured's sex. Therefore, the Contingent Deferred Sales Charge made on Policies issued in these two states will differ from the charge made in other states. In Pennsylvania, the Insured's sex will be a factor in determining the amount of Contingent Deferred Sales Charge applied to a Policy, but the charge will differ from the charge described in the above illustration.

                       SURRENDER CHARGE PERCENTAGE TABLE

                                   The following
                                 percentages of the
                              Surrender Charge will be
If surrender or lapse occurs        payable for:
             in                Initial
  the last month of Policy       Face     Face Amount
           Year:*               Amount     Increases
----------------------------  ----------  ------------
             1                   100%         33%
             2                   100%         67%
             3                   100%         100%
             4                   100%         100%
             5                   100%         100%
             6                   90%          90%
             7                   80%          80%
             8                   70%          70%
             9                   60%          60%
             10                  50%          50%
             11                  40%          40%
             12                  30%          30%
             13                  20%          20%
             14                  10%          10%
        15 and later              0%           0%

 *For requested increases, years are measured from the date of the increase.

**The  percentages reduce equally for each  Policy Month during the years shown.
  For example, during the seventh Policy Year, the percentage reduces equally each month from 90% at the end of the sixth Policy Year to 80% at the end of the seventh Policy Year.

CHARGES AGAINST THE VARIABLE ACCOUNT
    Certain charges will be deducted as a percentage of the value of the net assets of the Variable Account to compensate us for certain risks assumed in connection with the Policy. These charges will not be deducted from assets in the Fixed Account.

    TAXES. Currently no charge is made to the Variable Account for Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made.

    INVESTMENT ADVISORY FEE AND OTHER FUND EXPENSES. Because the Variable Account purchases shares of the Funds, the net asset value of the investments of the Variable Account will reflect the investment advisory fees and other expenses incurred by the Funds. For more information concerning these expenses, see the prospectuses for the Funds that accompany this Prospectus.

PARTIAL WITHDRAWAL AND TRANSFER CHARGES
    We currently make no charge for transfers and a $10.00 charge for each partial withdrawal. These charges are guaranteed not to exceed $25.00 per transfer or partial withdrawal for the duration of the Policy. We do not anticipate that we will make a profit on these charges. The transfer charge will not be imposed on transfers that occur as a result of Policy loans or the exercise of conversion rights.

REDUCTION OF CHARGES
    Any of the charges under the Policy, as well as the minimum Face Amount set forth in this Prospectus, may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to our policyholders or those of affiliated insurance companies, or sales to employees or clients of members of our affiliated group of insurance companies. The amount of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected Policy owners and owners of all other policies funded by the Variable Account.

SALES CHARGE REFUND

    During the first two Policy Years and during the first 24 Policy Months following the effective date of any requested increase in Face Amount, we may be required to refund a portion of the Contingent Deferred Sales Charge if you surrender the Policy. This refund is called the Sales Charge Refund.

    Any amount used in the calculation described below will be determined on the effective date of surrender.

    INITIAL FACE AMOUNT. If the Policy is surrendered during the first two Policy Years, a Sales Charge Refund will be made to the extent that the total sales charge deducted (the sales charge deducted from each premium payment and the Contingent Deferred Sales Charge) exceeds (i) 30% of actual premium payments made during the first Policy Year up to the amount of the Surrender Charge Guideline (see below) for the initial face amount, plus (ii) 9% of any actual premium payments made that exceed (i). In addition, the amount of the refund will never decrease as the result of the payment of a premium. After the second Policy Year, there is no Sales Charge Refund with respect to the initial Face Amount.

    As described above, the Sales Charge Refund is calculated based on percentages of premium payments. While the total sales charge deducted under the Policy is not based solely on premium payments, it is possible to translate the total sales charge into a percentage of premium payments. In general, the total sales charge deducted (before calculating the Sales Charge Refund) will be 50% of each premium payment until premium payments reach a certain level. The level ranges from approximately 35% of a Surrender Charge Guideline for a male age 0, up to approximately 111% of a Surrender Charge Guideline for a male age 40, and down to approximately 44% of a Surrender Charge Guideline for a male age 75. After premium payments reach this level, the total sales charge will equal 2.50% of each additional premium payment. During the two Policy Years when the Sales Charge Refund applies, however, the total sales charge will be limited to 30% of actual first year premium payments up to the amount of a Surrender Charge Guideline, 9% of actual premium payments until payments reach the level where the total sales charge drops to 2.50%, and 2.50% of any additional premium payments beyond that level. If you have any questions regarding the amount of your Sales Charge Refund, please call us.

    Due to the Sales Charge Refund, the total sales charge for the initial Face Amount will be significantly less if a Policy is surrendered during the first two Policy Years rather than shortly thereafter.

    The Surrender Charge Guideline will equal the amount obtained by dividing the Face Amount or the amount of the increase, as the case may be, by $1,000, and multiplying the result by the applicable factor from Appendix E.

    REQUESTED INCREASES IN FACE AMOUNT. If you cancel a requested increase in Face Amount during the first 24 Policy Months following the increase (but after the free look period -- see "Free Look and Conversion Rights -- Free Look Rights"), and the Policy is surrendered at any time thereafter, a Sales Charge Refund will be made to the extent that the total sales charge for the increase (the sales charge deducted from the portion of premiums attributable to the increase and the Contingent Deferred Sales Charge for the increase) exceeds (i) 30% of the premiums attributable to the increase in the 12 Policy Months following the increase up to the amount of the Surrender Charge Guideline for the increase (see immediately preceding paragraph), plus (ii) 9% of any premiums attributable to the increase that exceed (i). In addition, the amount of the refund will never decrease as the result of the payment of a premium. This refund is only available if the increase is cancelled within the 24 Policy Months following its effective date, and the Policy is subsequently surrendered. No refund is available if the increase is cancelled after the 24-month period.

    Calculating total sales charge deducted for an increase as a percentage of premiums attributable to the increase is, in general, the same as described above for the initial Face Amount. Thus, due to the Sales Charge Refund, the total sales charge for a requested increase in Face Amount may be significantly less if the increase is cancelled during the 24-month period following the increase rather than shortly thereafter. If you have any questions regarding the amount of your Sales Charge Refund, please call us.

    For the purposes of the preceding paragraph, the premiums attributable to the increase will be determined as described in the section entitled "Deductions and Charges -- Surrender Charge --

Calculation of Contingent Deferred Sales Charge", which means that, in effect, a proportionate amount of the existing Accumulation Value on the effective date of the increase will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated.

    EFFECT OF SALES CHARGE REFUND. The Sales Charge Refund will be applied to maintain the Policy in force when the Cash Surrender Value is insufficient to cover the Monthly Deduction. If the remaining Sales Charge Refund (not already applied to keep the Policy in force) is insufficient to cover the Monthly
Deduction, this remaining Sales Charge Refund may be applied for the grace period under the Policy. See "Policy Lapse and Reinstatement". Any Sales Charge Refund not so applied will be refunded to you upon the total surrender of the Policy.

POLICY LAPSE AND REINSTATEMENT

    LAPSE. Unlike traditional life insurance policies, the failure to make a Planned Periodic Payment will not by itself cause the Policy to lapse. If the Death Benefit Guarantee is not in effect, the Policy will lapse only if, as of any Monthly Anniversary, the Cash Surrender Value plus any Sales Charge Refund is less than the Monthly Deduction due, and a grace period of 61 days expires without a sufficient payment. If (during the first two Policy Years or the first 24 Policy Months after a requested increase in Face Amount) there exists any Sales Charge Refund (see "Sales Charge Refund") sufficient to supplement the Cash Surrender Value so as to cover the Monthly Deduction, then the Sales Charge Refund will be applied by us to keep the Policy in force. The amount of Sales
Charge Refund available for such application is reduced on each Monthly Anniversary as so applied. Any payment made by you after we have kept the Policy in force in this manner will first be used to reimburse us for the amount of Sales Charge Refund so applied.

    During the early Policy Years, the Cash Surrender Value (even when supplemented by the Sales Charge Refund) will generally not be sufficient to cover the Monthly Deduction, so that premium payments sufficient to maintain the Death Benefit Guarantee will be required to avoid lapse. See "Death Benefit Guarantee".

    The Policy does not lapse, and the insurance coverage continues, until the expiration of a 61-day grace period which begins on the date we send you written notice indicating that the Cash Surrender Value plus any Sales Charge Refund is less than the Monthly Deduction due. Our written notice to you will indicate the amount of the payment required to avoid lapse. Failure to make a sufficient payment within the grace period will result in lapse of the Policy without value.

    As discussed above, any Sales Charge Refund will be applied to keep the Policy in force when the Cash Surrender Value is less than the Monthly Deduction. When a total surrender of the Policy is requested after the start of a grace period, any remaining Sales Charge Refund (not already applied to keep the Policy in force) will be so applied for the grace period, and consequently not refunded, unless the surrender request is received by us within 30 days after we mail the grace period notice to you. If such a request is timely received, you will be refunded an amount equal to any unapplied Sales Charge Refund that existed as of the Monthly Anniversary on which the Cash Surrender Value deficiency causing the grace period notice occurred, plus any unearned prepaid loan interest as of such Monthly Anniversary.

    If the Insured dies during the grace period, the proceeds payable will equal the amount of the Death Benefit on the Valuation Date on or next following the date of the Insured's death, reduced by any Loan Amount and any unpaid Monthly Deductions.

    If the Death Benefit Guarantee is in effect, we will not lapse the Policy. See "Death Benefit Guarantee".

    REINSTATEMENT. Reinstatement means putting a lapsed Policy back in force. You may reinstate a lapsed Policy by written request any time within five years after it has lapsed if it has not been surrendered for its Cash Surrender Value.

    To reinstate the Policy and any riders you must submit evidence of insurability satisfactory to us and you must pay a premium large enough to keep the Policy in force for at least two months.

    The Death Benefit Guarantee cannot be reinstated. See "Death Benefit Guarantee".

SURRENDER BENEFITS

    Subject to certain limitations, you may make a total surrender of the Policy or a partial withdrawal of the Policy's Cash Surrender Value by sending us a written request. The amount available for a total surrender or partial withdrawal will be determined at the end of the Valuation Period during which your written request is received. Any amounts payable from the Variable Account upon total surrender or partial withdrawal will generally be paid within seven days of receipt of your written request. Postponement of payments may, however, occur in certain circumstances. See "General Provisions -- Postponement of Payments".

TOTAL SURRENDER
    By making a written request, you may surrender the Policy at any time for its Cash Surrender Value plus any Sales Charge Refund. The Cash Surrender Value is the Accumulation Value of the Policy reduced by any Surrender Charge, Loan Amount and unpaid Monthly Deductions. If the Cash Surrender Value at the time of a surrender exceeds $25,000, the written request must include a Signature Guarantee. An illustration of Accumulation Values, Surrender Charges, Cash Surrender Values, and Death Benefits assuming different levels of premium payments and investment returns for selected Ages and Face Amounts, is shown in Appendix C.

PARTIAL WITHDRAWAL
    After the first Policy Year, you may also withdraw part of the Policy's Cash Surrender Value by sending us a written request. If the amount being withdrawn exceeds $25,000, the written request must include a Signature Guarantee. Only one partial withdrawal is allowed in any Policy Year. We currently make a $10.00 charge for each partial withdrawal. This charge is guaranteed not to exceed $25.00 for each partial withdrawal. See "Deductions and Charges -- Partial Withdrawal and Transfer Charges". The amount of any partial withdrawal must be at least $500 and, during the first 15 Policy Years, may not be more than 20% of the Cash Surrender Value on the date we receive your written request.

    Unless you specify a different allocation, we make partial withdrawals from the Fixed Account and the Sub-Accounts of the Variable Account on a proportionate basis based upon the Accumulation Value. These proportions will be determined at the end of the Valuation Period during which your written request is received. For purposes of determining these proportions, any outstanding Loan Amount is first subtracted from the Fixed Accumulation Value.

    EFFECT OF PARTIAL WITHDRAWALS. The Accumulation Value will be reduced by the amount of any partial withdrawal. The Death Benefit will also be reduced by the amount of the withdrawal, or, if the Death Benefit is based on the corridor percentage of Accumulation Value (see "Death Benefit -- Death Benefit Options"), by an amount equal to the corridor percentage times the amount of the partial withdrawal.

    If the Level Amount Option is in effect, the Face Amount will be reduced by the amount of the partial withdrawal. When increases in the Face Amount have occurred previously, we reduce the current Face Amount by the amount of the partial withdrawal in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The Face Amount when the policy was issued.

    (This assumption also applies to requested decreases in Face Amount -- see "Death Benefit -- Requested Changes in Face Amount".) Thus, partial withdrawals may affect the way in which the cost of insurance is calculated and the amount of pure insurance protection under the Policy. See "Death Benefit -- Requested Changes in Face Amount", "Deductions and Charges -- Monthly Deduction" and "Death Benefit -- Insurance Protection".

    We do not allow a partial withdrawal if the Face Amount after a partial withdrawal would be less than the Minimum Face Amount.

    If the Variable Amount Option is in effect, a partial withdrawal does not affect the Face Amount.

    A partial withdrawal may also cause the termination of the Death Benefit Guarantee because the amount of the partial withdrawal is deducted from the total premiums paid in calculating whether sufficient premiums have been paid in order to maintain the Death Benefit Guarantee.

    Like partial withdrawals, Policy loans are a means of withdrawing funds from the Policy. See "Policy Loans". A partial withdrawal or a Policy loan may have tax consequences depending on the circumstances of such withdrawal or loan. See "Federal Tax Matters -- Policy Proceeds".

TRANSFERS


    You may transfer all or part of the Variable Accumulation Value between the Sub-Accounts or to the Fixed Account subject to any conditions the Funds whose shares are involved may impose. Transfer requests must be in writing unless you have completed a telephone transfer authorization form. You may also direct us to automatically make periodic transfers under the Dollar Cost Averaging or Portfolio Rebalancing services as described below.



    To transfer all or part of the Variable Accumulation Value from a Sub-Account, Accumulation Units are redeemed and their values are reinvested in other Sub-Accounts, or the Fixed Account, as directed in your request. We will effect transfers, and determine all values in connection with transfers, at the end of the Valuation Period during which we receive your request, except as otherwise specified for the Dollar Cost Averaging or Portfolio Rebalancing services. With respect to future Net Premium payments, however, your current premium allocation will remain in effect unless (i) you have requested the Portfolio Rebalancing service, or (ii) you are transferring all of the Variable Accumulation Value from the Variable Account to the Fixed Account in exercise of conversion rights. See "Free Look and Conversion Rights -- Conversion Rights".



    Transfers from the Fixed Account to the Variable Account are subject to the following additional restrictions: (i) your transfer request must be postmarked no more than 30 days before or after the Policy Anniversary in any year, and only one transfer is permitted during this period, (ii) no more than 50% of the Fixed Accumulation Value, less any Loan Amount, may be transferred unless the balance, after the transfer, would be less than $1,000, in which event the full Fixed Accumulation Value, less any Loan Amount, may be transferred, and (iii) you must transfer at least the lesser of $500 or the total Fixed Accumulation Value, less any Loan Amount. See Appendix A. Some of these restrictions may be waived for transfers due to the Portfolio Rebalancing service.



    TELEPHONE TRANSFER REQUESTS. You may request a transfer by telephone on any Valuation Date after you complete a telephone transfer authorization form. If you elect to complete the authorization form, you agree that we will not be liable for any loss, liability, cost or expense when we act in accordance with the telephone transfer instructions that are received and recorded on voice recording equipment. If a telephone transfer request is later determined not to have been made by you or was made without your authorization, and loss results from such unauthorized transfer, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event that we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such instructions, and/or tape recording telephone instructions.



    DOLLAR COST AVERAGING SERVICE. You may request this service if your Face Amount is at least $100,000 and your Accumulation Value, less any Loan Amount, is at least $5,000. If you request this service, you direct us to automatically make specific periodic transfers of a fixed dollar amount from any of the Sub-Accounts to one or more of the Sub-Accounts or to the Fixed Account. No transfers from the Fixed Account are permitted under this service. Transfers of this type may be made on a monthly, quarterly, semi-annual, or annual basis. This service is intended to allow you to use "Dollar Cost Averaging", a long term investment method which provides for regular investments over time. We make no guarantees that Dollar Cost Averaging will result in a profit or protect against loss. You may discontinue this service at any time by notifying us in writing.



    If you are interested in the Dollar Cost Averaging service you may obtain a separate application form and full information concerning this service and its restrictions from us or our registered representative.



    If you are using the Dollar Cost Averaging service, this service will be discontinued immediately (i) on receipt of any request to begin a Portfolio Rebalancing service, (ii) if the Policy is in the grace period on any date when Portfolio Rebalancing transfers are scheduled, or (iii) if the specified transfer amount from any Sub-Account is more than the Accumulation Value in that Sub-Account.



    We reserve the right to discontinue, modify, or suspend this service. Any such modification or discontinuation would not affect any Dollar Cost Averaging service requests already commenced.



    PORTFOLIO REBALANCING SERVICE. You may request this service if your Face Amount is at least $200,000 and your Accumulation Value, less any Loan Amount, is at least $10,000. If you request this service, you direct us to automatically make periodic transfers to maintain your specified percentage allocation of Accumulation Value, less any Loan Amount, among the Sub-Accounts of the Variable Account and the Fixed Account; your allocation of future Net Premium Payments will also be changed to be equal to this specified percentage allocation. Transfers made under this service may be made on a quarterly, semi-annual, or annual basis. This service is intended to maintain the allocation you have selected consistent with your personal objectives.



    The Accumulation Value in each Sub-Account of the Variable Account and the Fixed Account will grow or decline at different rates over time. Portfolio Rebalancing will periodically transfer Accumulation Values from those accounts that have increased in value to those accounts that have increased at a slower rate or declined in value. If all accounts decline in value, it will transfer Accumulation Values from those that have decreased less in value to those that have decreased more in value. We make no guarantees that Portfolio Rebalancing will result in a profit or protect against loss. You may discontinue this service at any time by notifying us in writing.



    If you are interested in the Portfolio Rebalancing service you may obtain a separate application form and full information concerning this service and its restrictions from us or your registered representative.



    If you are using the Portfolio Rebalancing service, this service will be discontinued immediately (i) on receipt of any request to change the allocation of premiums to the Fixed Account and Sub-Accounts of the Variable Account, (ii) on receipt of any request to begin a Dollar Cost Averaging service, (iii) upon receipt of any request to transfer Accumulation Value among the accounts, or
(iv) if the Policy is in the grace period or the Accumulation Value, less any Loan Amount, is less than $7,500 on any Valuation Date when Portfolio Rebalancing transfers are scheduled.



    We reserve the right to discontinue, modify, or suspend this service. Any such modification or discontinuation could affect Portfolio Rebalancing services currently in effect, but only after 30 days notice to affected Policy owners.



    TRANSFER LIMITS. We currently allow twelve transfers in a Policy Year, although we reserve the right to limit you to no more than four transfers per year. All transfers that are effective on the same Valuation Date will be treated as one transfer transaction. Transfers made due to the Dollar Cost Averaging or Portfolio Rebalancing services do not currently count toward the limit on number of transfers.



    TRANSFER CHARGES. While there is currently no charge imposed on a transfer we reserve the right to make a charge not to exceed $25.00 per transfer for the duration of the Policy. We do not anticipate that we will make a profit on this charge. See "Deductions and Charges -- Partial Withdrawal and Transfer Charges". In no event, however, will any charge be imposed in connection with the exercise of a conversion right or transfers occurring as the result of Policy loans. All transfers are also subject to any charges and conditions imposed by the Fund whose shares are involved. All transfers that are effective on the same Valuation Date will be treated as one transfer transaction.


POLICY LOANS

    GENERAL. As long as the Policy remains in effect, you may borrow money from us at any time after the first Policy Year using the Policy as security for the loan (except that in Indiana loans may be made during the first Policy Year). You may not borrow at any time more than the Loan Value of the Policy, which is equal to 75% of the Cash Value less the existing Loan Amount, except that in Texas the percentage is 100% and in Alabama, Maryland and Virginia, the percentage is 90%. If the Policy is in force as paid-up life insurance, the Loan Value is equal to the Cash Value on the next Policy Anniversary less any existing Loan Amount and loan interest to that date. Each Policy loan must be at least $500, except in Connecticut it must be at least $200. After Age 65, we currently allow 100% of the Cash Surrender Value to be borrowed.

    Loan requests may be made in writing or by telephoning us on any Valuation Date. Any loan request in excess of $25,000 will require a signature guarantee and telephone loan requests cannot exceed $10,000. No election form is currently required to make telephone loan requests. We will employ reasonable procedures to confirm that loan requests made by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmations of such instructions and/or tape recording telephone instructions.

    Policy loans have priority over the claims of any assignee or other person. A Policy loan may be repaid in whole or in part at any time on or before the Insured reaches Age 95, while the Insured is living.


    The loan proceeds will normally be paid to you within seven days after we receive your request. Payment of loan proceeds to you may be postponed under certain circumstances. See "General Provisions -- Postponement of Payments".



    Payments made by you generally will be treated as premium payments, rather than Policy loan repayments, unless you indicate that the payment should be treated otherwise or unless we decide, at our discretion, to apply the payment as a Policy loan repayment. As a result, unless you indicate that a payment is a loan repayment, all payments you make to the Policy will generally be subject to the Premium Expense Charge. See "Deductions and Charges -- Premium Expense Charge".


    The total of your outstanding Policy loans is called the "Loan Amount".

    IMMEDIATE EFFECT OF POLICY LOANS. When we make a Policy loan, an amount equal to the Policy loan (which includes interest payable in advance) will be segregated within the Accumulation Value of your Policy and held in the Fixed Account as security for the loan. As described below, you will pay interest to us on the Policy loan, but we will also credit interest to you on the amount held in the Fixed Account as security for the loan. The amount segregated in the Fixed Account as security for the Policy loan will be included as part of the Fixed Accumulation Value under the Policy, but will (as described below) be credited with interest on a basis different from other amounts in the Fixed Account.

    Unless you specify differently, amounts held as security for the Policy loan will come proportionately from the Fixed Accumulation Value and the Variable Accumulation Value (with the proportions being determined as described below). Assets equal to the portion of the Policy loan coming from the Variable Accumulation Value will be transferred from the Sub-Accounts of the Variable Account to the Fixed Account, THEREBY REDUCING THE POLICY VALUE HELD IN THE SUB-ACCOUNTS. These transfers are not treated as transfers for the purposes of the transfer charge or the limit on the number of transfers.

    ILLUSTRATION OF DETERMINATION OF PROPORTIONS. The segregated amount that will be security for a Policy loan will come from the Fixed Accumulation Value and the Variable Accumulation Value in the same proportion that the sum of (a) the Policy's Fixed Accumulation Value, less any existing Loan Amount, and (b) the Policy's Variable Accumulation Value, bear to the Policy's total Accumulation Value less any existing Loan Amount (determined, in each case, at the end of the Valuation Period during which your request is received).

    This can be illustrated as follows. Assume that the Fixed Accumulation Value is $5,000 and the Variable Accumulation Value is $6,000, with Sub-Account XXX = $2,000, and Sub-Account YYY = $4,000. Assume that the existing Loan Amount is $1,000, and the new Policy loan request is $5,000. For purposes of determining the proportions, we first subtract the existing Loan Amount from the Fixed Accumulation Value, and then we add the Variable Accumulation Value, which in our example would be ($5,000 - $1,000) + $6,000 = $10,000. The proportionate percentages of the Policy loan coming from the Fixed Accumulation Value and the Variable Accumulation Value are then determined as a percentage of this total, which would be $4,000/$10,000 = 40% from the Fixed Accumulation Value, and $6,000/$10,000 = 60% from the Variable Accumulation Value. The percentage deducted from the Variable Accumulation Value would be distributed as follows:
$2,000/$10,000 =  20%  from  Sub-Account  XXX; and  $4,000/$10,000  =  40%  from
Sub-Account YYY. The actual amounts coming from the various Accounts in connection with the new $5,000 Policy loan would be 40% X $5,000 = $2,000 from the Fixed Account; 20% X $5,000 = $1,000 from Sub-Account XXX; and 40% X $5,000 = $2,000 from Sub-Account YYY.


    EFFECT ON INVESTMENT PERFORMANCE. Amounts coming from the Variable Account as security for Policy loans will no longer participate in the investment performance of the Variable Account. All amounts held in the Fixed Account as security for Policy loans (that is, the Loan Amount) will only be credited with interest at an effective annual rate currently equal to 5.50% (guaranteed to be not less than 4.00%). NO ADDITIONAL INTEREST WILL BE CREDITED TO THESE AMOUNTS. On the Policy Anniversary, any interest credited on these amounts will be credited to the Fixed Account and the Variable Account according to the premium allocation then in effect. See "Payment and Allocation of Premiums -- Allocation of Premiums".

    Although Policy loans may be repaid in whole or in part at any time before the Insured's Age 95, Policy loans will permanently affect the Policy's potential Accumulation Value. As a result, to the extent that the Death Benefit depends upon the Accumulation Value (see "Death Benefit -- Death Benefit Options"), Policy loans will also affect the Death Benefit under the Policy. This effect could be favorable or unfavorable depending on whether the investment performance of the assets allocated to the Sub-Account(s) is less than or greater than the interest being credited on the assets transferred to the Fixed Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under the Policy will be lower when such interest credited is less than the investment performance of assets held in the Sub-Account(s).

    EFFECT ON POLICY COVERAGE. If, on any Monthly Anniversary, the Loan Amount is greater than the Accumulation Value, plus any Sales Charge Refund, less the then applicable Surrender Charge, we will notify you. If we do not receive sufficient payment within 61 days from the date we send notice to you, the Policy will lapse and terminate without value. Our written notice to you will indicate the amount of the payment required to avoid lapse. The Policy may, however, later be reinstated. See "Policy Lapse and Reinstatement".

    A Policy loan may also cause termination of the Death Benefit Guarantee, because the Loan Amount is deducted from the total premiums paid in calculating whether sufficient premiums have been paid in order to maintain the Death Benefit Guarantee. See "Death Benefit Guarantee".

    Proceeds payable upon the death of the Insured will be reduced by any Loan Amount.

    INTEREST. The interest rate charged on Policy loans will be an annual rate of 7.40%, payable in advance. After the tenth Policy Year, we will charge interest at an annual rate of 5.21%, payable in advance, on that portion of your Loan Amount that is not in excess of (a) the Accumulation Value, less (b) the total of all premiums paid and all partial withdrawals. Any excess of this amount will be charged interest at the annual rate of 7.40%.

    Interest is payable in advance (for the rest of the Policy Year) at the time any Policy loan is made and at the beginning of each Policy Year thereafter (for that entire Policy Year). If interest is not paid when due, it will be deducted from the Cash Surrender Value as an additional Policy loan (see "Immediate Effect of Policy Loans" above) and will be added to the existing Loan Amount.

    Because we charge interest in advance, any interest that we have not earned will be refunded to you upon lapse or surrender of the Policy or repayment of the Policy Loan.

    REPAYMENT OF LOAN AMOUNT. The Loan Amount may be repaid any time while the Insured is living before the Insured reaches Age 95 (see "General Provisions -- Benefits at Age 95"). If not repaid, the Loan Amount will be deducted by us from any amount payable under the Policy. As described above, unless you provide us with notice to the contrary, any payments on the Policy will generally be treated as premium payments, which are subject to the Premium Expense Charge, rather than repayments on the Loan Amount. Any repayments on the Loan Amount will result in amounts being reallocated from the Fixed Account and to the Sub-Accounts of the Variable Account according to your current premium allocation.

    TAX CONSIDERATIONS. A Policy loan may have tax consequences depending on the circumstances of the loan. See "Federal Tax Matters -- Policy Proceeds".

FREE LOOK AND CONVERSION RIGHTS

FREE LOOK RIGHTS
    The Policy provides for two types of return or "free look" periods, one after application for and issuance of the Policy and the other after any requested increase in Face Amount.

    AT INITIAL ISSUE. The Policy provides for an initial free look period during which you have a right to return the Policy for cancellation and receive a refund of all premiums paid. You must return the Policy to us or your agent and ask us to cancel the Policy by the latest of:

    - Midnight of the 20th day after receiving it;

    - Midnight of the 20th day after a written Notice of Right of Withdrawal is mailed or delivered to you; or

    - Midnight of the 45th day after the date your application for the Policy is signed.

    FOLLOWING A REQUESTED INCREASE IN FACE AMOUNT. Any requested increase in Face Amount is also subject to a free look period during which you have a right to cancel the increase and receive a refund. You must notify us or your agent and ask us to cancel the increase by the latest of:

    - Midnight of the 20th day after receiving a new Policy Data Page;

    - Midnight of the 20th day after a written Notice of Right of Withdrawal is mailed or delivered to you; or

    - Midnight of the 45th day after the date your request for the increase is signed.

    Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration to the Policy's Accumulation Value (allocated among the Fixed Account and the Sub-Accounts of the Variable Account as if it were a Net Premium payment), in an amount equal to all Monthly Deductions attributable to the increase in Face Amount, including rider costs arising from the increase. This refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form. In addition, the Surrender Charge will be adjusted so that it will be as though no such increase in Face Amount had occurred. Premiums paid after an increase in Face Amount will not be refunded following cancellation of the increase. If you request an increase in Face Amount you should take this into account in deciding whether to make any premium payments during the free look period for the increase.


    CONVERSION RIGHTS. During the first two Policy Years and the first two years following a requested increase in Face Amount, we are required to provide you with an option to convert the Policy or any requested increase in Face Amount to a life insurance policy under which the benefits do not vary with the investment experience of the Variable Account. For Policies issued in all states, except Connecticut, this option is made available by permitting you to transfer all or a part of your Variable Accumulation Value to the Fixed Account. For Policies issued in Connecticut, you may exchange this Policy for a different permanent fixed benefit life insurance Policy that is offered by us in that state. The two conversion right options are discussed below.



    GENERAL OPTION. In all states except Connecticut, you may exercise your conversion right by transferring all or any part of your Variable Accumulation Value to the Fixed Account. If, at any time during the first two Policy Years or the first two years following a requested increase in Face Amount, you request a transfer from the Variable Account to the Fixed Account and indicate that you are making the transfer in exercise of your conversion right, the transfer will not be subject to the transfer charge and will not count against the limit on the number of transfers. At the time of such transfer, there is no effect on the Policy's Death Benefit, Face Amount, net amount at risk, Rate Class(es) or Issue Age -- only the method of funding the Accumulation Value under the Policy will be affected. See "Death Benefit", "Accumulation Value" and Appendix A, "The Fixed Account".



    If you transfer all of the Variable Accumulation Value from the Variable Account to the Fixed Account and indicate that you are making this transfer in exercise of your Conversion Right, we will automatically credit all future premium payments on the Policy to the Fixed Account unless you request a different allocation.



    CONNECTICUT. During the first two Policy Years and during the first 24 months following a requested increase in Face Amount, you may convert the Policy or the Face Amount increase to any permanent fixed benefit whole life insurance policy offered by us. No evidence of insurability will be required for the conversion. In order to convert to a new Policy, we must receive a written conversion request; if the entire Policy is being converted, the Policy must be surrendered to us; the conversion must be made while the Policy is in force; and any outstanding Loan Amount must be repaid.



    The new Policy will have the same Issue Age and premium class as the Policy. If the entire Policy is being converted, the effective date of the conversion will be the date on which we receive both your written conversion request and the Policy. If you are converting a Face Amount increase, the effective date of the conversion will be the date on which we receive your written conversion request.



    On the effective date of the conversion, the new Policy will have, at your option, either:



    (a) A death benefit which is equal to the Death Benefit of the Policy on the effective date of the conversion, or in the case of a Face Amount increase, a death benefit equal to the increase in Face Amount; or

    (b) A net amount at risk which equals the Death Benefit of the Policy on the effective date of the conversion, less the Accumulation Value on that date, or in the case of a Face Amount increase, a net amount at risk which equals the Face Amount increase on the effective date of conversion less the Accumulation Value on that date which is considered to be part of the Face Amount increase.



    The conversion will be subject to an equitable adjustment in payments and Policy values to reflect variances, if any, in the payments and Policy values under the Policy and the new Policy. An additional premium payment may be required. The new Policy's provisions and charges will be the same as those that would have been in effect had the new Policy been issued on the Policy Date.


INVESTMENTS OF THE VARIABLE ACCOUNT

    There are currently seventeen Funds available under the Variable Account. Fidelity Management & Research Company is the investment adviser for the five portfolios of VIPF and the four portfolios of VIPF II. Northstar Investment Management Corporation is the investment adviser of the two Northstar Funds. Putnam Management is the investment adviser for the six funds of PCM. We reserve the right to establish additional Sub-Accounts of the Variable Account, each of which could invest in a new Fund with a specified investment objective.

    The Funds currently offered are described below. A brief summary of investment objectives is contained in the description of each Fund. In addition, you should read the prospectuses of the Funds, which are combined with this prospectus, for more detailed information and particularly, a more thorough explanation of investment objectives, because several of the Funds and portfolios may have objectives that are quite similar. There is a possibility that one Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in another Fund's prospectus.

    The Fund shares may be available to fund benefits under both variable annuity and variable life contracts and policies. This could, in the future, result in an irreconcilable conflict between the interests of the holders of the different types of variable contracts. The Funds have advised us that they will monitor for such conflicts and will promptly provide us with information regarding any such conflicts should they arise or become imminent and we will promptly advise the Funds if we become aware of any such conflicts. If any such material irreconcilable conflict arises we will arrange to eliminate and remedy such conflict up to and including establishing a new management investment company and segregating the assets underlying the variable policies and contracts at no cost to the holders of the policies and contracts. For a brief explanation of the conflicts that may be involved in such situations, refer to the section entitled "FMR and Its Affiliates" in the VIPF and VIPF II Prospectuses and the section entitled "Sales And Redemptions" in the PCM Prospectus.

    The Funds described below distribute dividends and capital gains. However, distributions are automatically reinvested in additional Fund shares, at net asset value. The Sub-Account receives the distributions which are then reflected in the Unit Value of that Sub-Account. See "Accumulation Value".

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (VIPF)
    VIPF is a mutual fund currently offering five investment portfolios, each with a different investment objective.

    MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The portfolio will invest only in high-quality U.S. dollar denominated money market instruments of domestic and foreign issuers. An investment in the portfolio is not insured or guaranteed by the U.S. Government and there can be no assurance that the portfolio will maintain a stable net asset value per share of $1.00.

    HIGH INCOME PORTFOLIO seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (sometimes referred to as "junk bonds"), while also considering growth of capital. Lower-rated fixed-income securities are considered speculative and involve greater risk of default than higher-rated fixed-income securities and are more sensitive to the issuer's capacity to pay. Consult the VIPF Prospectus for further information on the risks associated with the portfolio's investment in lower-rated, fixed-income securities.

    EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities the portfolio will also consider the potential for capital appreciation. The portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

    GROWTH PORTFOLIO seeks to achieve capital appreciation. The portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

    OVERSEAS PORTFOLIO seeks long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (VIPF II)

    VIPF II is a mutual fund currently offering five investment portfolios, each with a different investment objective. Presently the following four funds are available under this Policy.



    INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.


    CONTRAFUND PORTFOLIO seeks capital appreciation by investing in companies believed to be undervalued due to an overly pessimistic appraisal by the public. The portfolio usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

    ASSET MANAGER PORTFOLIO seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

    INDEX 500 PORTFOLIO seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's Composite Index of 500 Stocks while keeping transaction costs and other expenses low. The portfolio is designed as a long term investment option.

NORTHSTAR/NWNL TRUST (NORTHSTAR)
    Northstar is a diversified management investment company currently offering four investment funds, each with a different investment objective. The following two Northstar Funds are available under this Policy.


    NORTHSTAR INCOME AND GROWTH FUND is a diversified portfolio with an investment objective of seeking current income balanced with the objective of achieving capital appreciation. This Fund will seek to achieve its objective through investments in common and preferred stocks, convertible securities, investment grade corporate debt securities and government securities, selected for their prospects of producing income and capital appreciation.



    NORTHSTAR MULTI-SECTOR BOND FUND is a diversified portfolio with an investment objective of maximizing current income. This Fund will seek to achieve its objective by investment in the following sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;
(b) investment grade corporate debt securities; (c) investment grade or comparable quality debt securities issued by foreign corporate issuers, and securities issued by foreign governments and their political subdivisions, limited to 35% of assets determined at the time of investment; and (d) high yield-high risk fixed income securities of U.S. and foreign issuers, limited to 50% of assets determined at the time of investment.


PUTNAM CAPITAL MANAGER TRUST (PCM)

    PCM is a mutual fund currently offering eleven investment funds each with a different investment objective. Presently, the following six funds are available under this Policy.



    PCM DIVERSIFIED INCOME FUND seeks high current income consistent with capital preservation through U.S. government securities, high-yield higher risk fixed income securities (commonly known as "junk bonds") and international fixed income securities. Consult the PCM Prospectus for further information on the risks associated with this Fund's investment in high-yield, higher-risk fixed income securities.

    PCM GROWTH AND INCOME FUND seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income, or both.

    PCM UTILITIES GROWTH AND INCOME FUND seeks capital growth and current income by concentrating its investments in debt and equity securities issued by companies in the public utilities industries.

    PCM VOYAGER FUND seeks capital appreciation primarily from a portfolio of common stocks which are believed to have potential for capital appreciation which is significantly greater than that of market averages.


    PCM ASIA PACIFIC GROWTH FUND seeks capital appreciation by investing primarily in securities of companies located in Asia and in the Pacific Basin. The Fund's investments will normally include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks.


    PCM NEW OPPORTUNITIES FUND seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above-average long-term growth potential.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS
    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Variable Account or that the Variable Account may purchase. We reserve the right to eliminate the shares of any of the Funds and to substitute shares of another Fund or of another open-end, registered investment company, if the shares of a Fund are no longer available for investment, or if in our judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account. We will not substitute any shares attributable to your interest in a Sub-Account of the Variable Account without notice and prior approval of the SEC, to the extent required by the Investment Company Act of 1940 or other applicable law. Nothing contained herein shall prevent the Variable Account from purchasing other securities of other Funds or classes of policies, or from permitting a conversion between Funds or classes of policies on the basis of requests made by Policy owners.

    We also reserve the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in a new Fund, or in shares of another investment company, with a specified investment objective. New Sub-Accounts may be established when, in our sole discretion, marketing needs or investment conditions warrant, and any new Sub-Accounts will be made available to existing Policy owners on a basis to be determined by us. We may also eliminate one or more Sub-Accounts if, in our sole discretion, marketing, tax, or investment conditions warrant.

    In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If all or a portion of your investments are allocated to any of the current funds that are being substituted for on the date such substitution is announced, you may surrender the portion of the Accumulation Value funded by such Fund(s) without payment of the associated Surrender Charge. You may transfer the portion of the Accumulation Value affected without payment of a Transfer Charge. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with our other separate accounts.

VOTING RIGHTS

    You have the right to instruct us how to vote the Fund shares attributable to the Policy at regular meetings and special meetings of the Funds. We will vote the Fund shares held in Sub-Accounts according to the instructions received, as long as:

    - The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940; and

    - The assets of the Variable Account are invested in Fund shares.

    If we determine that, because of applicable law or regulation, we do not have to vote according to the voting instructions received, we will vote the Fund shares at our discretion.

    All persons entitled to voting rights and the number of votes they may cast are determined as of a record date, selected by us, not more than 90 days before the meeting of the Fund. All Fund proxy materials and appropriate forms used to give voting instructions will be sent to persons having voting interests.

    Any Fund shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Policy owners, will be voted by us in proportion to the instructions received from all Policy owners having a voting interest in the Fund. Any Fund shares held by us or any of our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts having voting interests in the Fund in proportion to each account's voting interest in the respective Fund, and will be voted in the same manner as are the respective account's votes.

    Owning the Policy does not give you the right to vote at meetings of our stockholders.

    DISREGARD OF VOTING INSTRUCTIONS. We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of any Fund or to approve or disapprove an investment advisory contract for any Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy owner in the investment policy or the investment adviser of any Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determine that the change would have an adverse effect on the Variable Account in that the proposed investment policy for a Fund may result in speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to owners.

GENERAL PROVISIONS

BENEFITS AT AGE 95
    If the Insured is living at Age 95 and the Policy is in force, the Cash Surrender Value of the Policy will automatically be applied to purchase single premium paid-up life insurance, unless the Insured notifies us in writing on or before attaining Age 95 that the Cash Surrender Value should be paid in cash.

OWNERSHIP
    While the Insured is alive, subject to the Policy's provisions you may:

    - Change the amount and frequency of premium payments.

    - Change the allocation of premiums.

    - Change the Death Benefit Option.

    - Change the Face Amount.

    - Make transfers between accounts.

    - Surrender the Policy for cash.

    - Make a partial withdrawal for cash.

    - Receive a cash loan.

    - Assign the Policy as collateral.

    - Change the beneficiary.

    - Transfer ownership of the Policy.

    - Enjoy any other rights the Policy allows.

PROCEEDS
    At the Insured's death, the proceeds payable include the Death Benefit then in force:

    - Plus any additional amounts provided by rider on the life of the Insured;

    - Plus any Policy loan interest that we have collected but not earned;

    - Minus any Loan Amount; and

    - Minus any unpaid Monthly Deductions.

BENEFICIARY
    You may name one or more beneficiaries on the application when you apply for the Policy. You may later change beneficiaries by written request. If no beneficiary is surviving when the Insured dies, the Death Benefit will be paid to you, if surviving, or otherwise to your estate.

POSTPONEMENT OF PAYMENTS
    Payments from the Variable Account for Death Benefits, cash surrender, partial withdrawal, or loans will generally be made within seven days after we receive all the documents required for the payments.

    We may, however, delay making a payment when we are not able to determine the Variable Accumulation Value because (i) the New York Stock Exchange is closed, other than customary weekend or holiday closings, or trading on the New York Stock Exchange is restricted by the SEC, (ii) the SEC by order permits postponement for the protection of Policyholders, or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets. Transfers and allocation to and against any Sub-Account of the Variable Account may also be postponed under these circumstances.

    Any of the payments described above which are made from the Fixed Account may be delayed up to six months from the date we receive the documents required. We will pay interest at an effective annual rate of 3.50% if we delay payment more than 30 days. No additional interest will be credited to any delayed payments. The time a payment from the Fixed Account may be delayed and the rate of interest paid on such amounts may vary among states.

SETTLEMENT OPTIONS
    Settlement Options are ways you can choose to have the Policy's proceeds paid. These options apply to proceeds paid:

    - At the Insured's death.

    - On total surrender of the Policy.

    The proceeds are paid to one or more payees. The proceeds may be paid in a lump sum or may be applied to one of the following Settlement Options. A combination of options may be used. At least $2,500 must be applied to any option for each payee under that option. Under an installment Option, each payment must be at least $25.00. We may adjust the interval to make each payment at least $25.00.

    Proceeds applied to any Option no longer earn interest at the rate applied to the Fixed Account or participate in the investment performance of the Funds.

    Option 1 - Proceeds are left with us to earn interest. Withdrawals and any changes are subject to our approval.

    Option 2 - Proceeds and interest are paid in equal installments of a specified amount until the proceeds and interest are all paid.

    Option 3 - Proceeds and interest are paid in equal installments for a specified period until the proceeds and interest are all paid.

    Option 4 - The proceeds provide an annuity payment with a specified number of months "certain". The payments are continued for the life of the primary payee. If the primary payee dies before the certain period is over, the remaining payments are paid to a contingent payee.

    Option 5 - The proceeds provide a life income for two payees. When one payee dies, the surviving payee receives two-thirds of the amount of the joint monthly payment for life.

    Option 6 - The proceeds are used to provide an annuity based on the rates in effect when the proceeds are applied. We do not apply this Option if a similar option would be more favorable to the payee at that time.

    INTEREST ON SETTLEMENT OPTIONS. We base the interest rate for proceeds applied under Options 1 and 2 on the interest rate we declare on funds that we consider to be in the same classification based on the Option, restrictions on withdrawal, and other factors. The interest rate will never be less than an effective annual rate of 3.50%.

    In determining amounts to be paid under Options 3 and 4, we assume interest at an effective annual rate of 3.50%. Also, for Option 3 and "certain" periods under Option 4, we credit any excess interest we may declare on funds that we consider to be in the same classification based on the Option, restrictions on withdrawal, and other factors.

INCONTESTABILITY
    After the Policy has been in force during the Insured's lifetime for two years from the Policy's Issue Date, we cannot claim the Policy is void or refuse to pay any proceeds unless the Policy has lapsed.

    If you make a Face Amount increase or a premium payment which requires proof of insurability, the corresponding Death Benefit increase has its own two-year contestable period measured from the date of the increase.

    If the Policy is reinstated, the contestable period is measured from the date of reinstatement with respect to statements made on the application for reinstatement.

MISSTATEMENT OF AGE AND SEX
    If the Insured's Age or sex or both are misstated (except where unisex rates apply), the Death Benefit will be the amount that the most recent cost of insurance would purchase using the current cost of insurance rate for the correct Age and sex.

SUICIDE
    If the Insured commits suicide, whether sane or insane, within two years of the Policy's Issue Date, we do not pay the Death Benefit. Instead, we refund all premiums paid for the Policy and any attached riders, minus any Loan Amounts and partial withdrawals.

    If you make a Face Amount increase or a premium payment which requires proof of insurability, the corresponding Death Benefit increase has its own two-year suicide limitation for the proceeds associated with that increase. If the Insured commits suicide, whether sane or insane, within two years of the effective date of the increase, we pay the Death Benefit prior to the increase and refund the cost of insurance for that increase.

    In Colorado and North Dakota, the suicide period is shortened to one year.

TERMINATION
    The Policy terminates when any of the following occurs:


    - The Policy lapses. See "Policy Lapse and reinstatement".


    - The Insured dies.

    - The Policy is surrendered for its Cash Surrender Value.

    - The Policy is amended according to the amendment provision described below and you do not accept the amendment.


    - The Policy matures. See "General Provisions -- Benefits of Age 95".


AMENDMENT
    We reserve the right to amend the Policy in order to include any future changes relating to the following:

    - Any SEC rulings and regulations.

    - The Policy's qualification for treatment as a life insurance policy under the following:
     - The Internal Revenue Code of 1986, as amended.
     - Internal Revenue Service rulings and regulations.
     - Any requirements imposed by the Internal Revenue Service.

REPORTS

    ANNUAL STATEMENT. We will send you an Annual Statement once each year, showing the Face Amount, Death Benefit, Accumulation Value, Cash Surrender Value, Loan Amount, premiums paid, Planned Periodic Premiums, interest credits, partial withdrawals, transfers, and charges since the last statement.

    Additional statements are available upon request. We may make a charge not to exceed $50.00 for each additional Annual Statement you request.

    PROJECTION REPORT. Upon request, we will provide you a report projecting future results based on the Death Benefit Option you specify, the Planned Periodic Premiums you specify, and the Accumulation Value of your Policy at the end of the prior Policy Year. We may make a charge not to exceed $50.00 for each Projection Report you request.

DIVIDENDS
    The Policy does not entitle you to participate in our surplus. We do not pay you dividends under the Policy.

    The Sub-Account receives any dividends paid by the related Fund. Any such dividend is credited to you through the calculation of the Sub-Account's daily Unit Value.

COLLATERAL ASSIGNMENT
    You may assign the benefits of the Policy as collateral for a debt. This limits your rights to the Cash Surrender Value and the beneficiary's rights to the proceeds. An assignment is not binding on us until we receive written notice.

OPTIONAL INSURANCE BENEFITS
    The Policy can include additional benefits, in the form of riders to the Policy, if our requirements for issuing such benefits are met. We currently offer the following benefit riders:

    ACCIDENTAL DEATH BENEFIT RIDER. Provides an additional benefit if the Insured dies from an accidental injury.


    ACCELERATED BENEFIT RIDER. Under certain circumstances a part of the Death Benefit may be paid to you when the Insured has been diagnosed as having a terminal illness. This Rider may not be available in all states. Ask your registered representative about the availability of this Rider in your state. See "Accelerated Benefit Rider".


    ADDITIONAL INSURED RIDER. Provides a 10 year, guaranteed level premium and level term coverage for the Insured, the Insured's spouse, or a child of the Insured.

    WAIVER OF MONTHLY DEDUCTION RIDER. The Monthly Deduction for the Policy is waived while the Insured is totally disabled under the terms of the rider.

    CHILDREN'S INSURANCE RIDER. Provides up to $10,000 of term life insurance on the life of each of the Insured's children.

    WAIVER OF SPECIFIED PREMIUM RIDER. Contributes a specified amount of premium to the Policy each month while the Insured is totally disabled under the terms of the rider. This rider may not be available in all states. Ask your registered representative about the availability of this rider in your state.

FEDERAL TAX MATTERS

    The following discussion is not intended to be a complete description of the tax status of the Policies. Rather, it provides information about how we believe the tax laws apply in the most commonly occurring circumstances. The tax treatment of certain aspects of the Policies, such as surrenders and partial withdrawals, is uncertain or may be changed by regulations adopted in the future. For these reasons, Policy owners are advised to consult with their own tax advisers with regard to the tax implications of the Policies.

POLICY PROCEEDS

    GENERAL. The Policy should qualify as a life insurance contract as long as it satisfies certain definitional tests under Section 7702 and 817(d) of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements under section 817(h) of the Code (see "Diversification Requirements"). Section 7702 of the Code provides that the Policy will so qualify if it satisfies a cash value accumulation test or a guideline premium requirement and falls within a cash value corridor. The qualification of the Policy under Section 7702 depends in part upon the Death Benefit payable under the Policy at any time. To the extent a change in the Policy, such as a decrease in Face Amount or a change in Death Benefit Option, would cause the Policy not to qualify, we will not make the change. Also, if at any time a premium is paid which would result in total premiums exceeding the current maximum premiums allowed, we will only accept that portion of the premium which would make total premiums equal the maximum. See "Payment and Allocation of Premiums -- Amount and Timing of Premiums".


    MODIFIED ENDOWMENT CONTRACTS. In 1988 Congress created a new classification of life insurance policies known as "Modified Endowment Contracts". Policy loans, partial surrenders and partial withdrawals of cash from a policy which is classified as a Modified Endowment Contract are taxable as ordinary income to the Policy owner. Additionally, taxable distributions, if made before the Policy owner is 59 1/2, are subject to a Federal income tax penalty of 10%.

    Modified Endowment Contract classification may be avoided by limiting the amount of premiums paid under the Policy. If you contemplate a large premium payment under this Policy, and you wish to avoid Modified Endowment Contract classification, you may contact us in writing before making the payment and we will tell you the maximum amount which can be paid into the Policy.

    DIVERSIFICATION REQUIREMENTS. Flexible premium variable life insurance policies such as these Policies will be treated as life insurance contracts under the Code as long as the separate accounts funding them are "adequately diversified" under section 817(h) of the Code and regulations issued by the Treasury Department. If the Variable Account is determined to be not adequately diversified, Policy owners in the Variable Account will be treated as the owners of the underlying assets and thus currently taxable on earnings and gains. The investment adviser of the respective mutual fund investment options has responsibility for maintaining the investment diversification required under the Code.

    DEATH BENEFITS. The Death Benefit proceeds payable under either the Level Amount Option or the Variable Amount Option will be excludable from the gross income of the beneficiary under Section 101(a) of the Code.

TAXATION OF DISTRIBUTIONS

    SURRENDERS AND PARTIAL WITHDRAWALS. A surrender or lapse of the Policy may have tax consequences. Upon surrender, the owner will not be taxed on the Cash Surrender Value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any Policy loan will, upon surrender or lapse, be added to the Cash Surrender Value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.


    A complete surrender of the Policy will, and a partial withdrawal may, under
Section 72(e)(5) of the Code, be included in your gross income to the extent that the distribution exceeds your investment in the Policy. Withdrawals or partial surrenders generally are not taxable unless the total of such withdrawals exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. During the first 15 policy years, however, an additional amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits. A qualified tax adviser should be consulted regarding the tax consequences of any surrender or partial withdrawal during the first 15 Policy Years.


    The increase in Accumulation Value of the Policy will not be included in gross income unless and until there is a total surrender or partial withdrawal under the Policy. A complete surrender of the Policy will, and a partial withdrawal may, under Section 72(e)(5) of the Code, be included in your gross income to the extent the distribution exceeds your investment in the Policy.

    The Unemployment Compensation Amendments of 1992 require us to withhold Federal income tax at the rate of 20% on most distributions from qualified plans, unless the distribution is an "eligible rollover distribution" as defined by the Unemployment Compensation Act of 1992 and the Policy owner files a written request with us for a direct rollover to an individual retirement account as described in 408(b) of the Code, or as applicable, to another qualified plan or a Section 403(b) arrangement that accepts rollovers.

    POLICY LOANS. Under Section 72(e)(5) of the Code, loans received under the Policy will be generally recognized as loans for tax purposes and will not be considered to be distributions subject to tax. Pursuant to Section 163 of the Code, interest paid to us with respect to the loan may or may not be deductible, depending upon a number of factors. If the Policy is a Modified Endowment Contract, a Policy loan or assignment of any portion of the Accumulation Value will be taxable in an amount equal to the lesser of the amount of the loan/assignment or the excess of Accumulation Value over the Owner's investment in the Policy. Due to the complexity of these factors, a Policy owner should consult a competent tax adviser as to the deductibility of interest paid on any Policy loans.

    OTHER TAXES. Federal estate  taxes and state  and local estate,  inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the Policy beneficiary if you or the Insured dies. Any person concerned about the estate implications of the Policy should consult a competent tax adviser.

TAXATION OF POLICIES HELD BY PENSION AND CERTAIN DEFERRED COMPENSATION PLANS

    PENSION AND PROFIT-SHARING PLANS. If a Policy is purchased by a trust which forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such Policies will be somewhat different from that described above. A competent tax adviser should be consulted on these matters.

    DEFERRED COMPENSATION PLANS FOR PUBLIC EMPLOYEES AND EMPLOYEES OF TAX EXEMPT ORGANIZATIONS. Section 457 of the Code permits state and local government employers and tax exempt employers to establish deferred compensation plans for eligible employees and independent contractors. Eligible plans limit the amount of compensation which may be deferred. Distribution from eligible plans may occur only upon the death of the employee, attainment of age 70 1/2, separation from service or in the event of an unforseeable emergency. Amounts deferred may be transferred directly to another eligible deferred compensation plan. The employer will be the Owner and Beneficiary of all policies issued to an eligible plan. Policies are subject to the claims of the employer's general creditors. Death Benefit proceeds payable to the employer, some or all of which are subsequently paid by the employer to the employee's beneficiary under the plan will not be excludable from gross income under Section 101(a) or Section 101(b) of the Code and will be taxable as ordinary income. An employee has no present legal right or vested interest in such policies; an employee is entitled to distributions only in accordance with eligible plan provisions.

TAXATION OF NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY
    We do not initially expect to incur any income tax burden upon the earnings or the realized capital gains attributable to the Variable Account. Based on this expectation, no charge is being made currently to the Variable Account for Federal income taxes which may be attributable to the Account. If, however, we determine that we may incur such tax burden, we may assess a charge for such burden from the Variable Account.

    We may also incur state and local taxes, in addition to premium taxes, in several states. At present these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account, may be made.

OTHER CONSIDERATIONS
    The foregoing discussion is general and is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based on our understanding of the present Federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of continuation of these current laws and interpretations. It should be further understood that the foregoing discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT -- RELATED BENEFIT PLANS

    The Policy is based on actuarial tables which distinguish between men and women and therefore provide different benefits to men and women of the same Age. Employers and employee organizations should consider, in consultation with legal counsel, the impact of the Supreme Court decision of July 6, 1983 in ARIZONA GOVERNING COMMITTEE V. NORRIS. That decision stated that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Employers and employee organizations should also consider, in consultation with legal counsel, the impact of Title VII generally, and comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Policy may be purchased.

    Because of the NORRIS decision, the charges under the Policy that vary depending on sex may in some cases not vary on the basis of the Insured's sex. Unisex rates to be provided by us will apply, if requested on the application, for tax-qualified plans and those plans where an employer believes that the NORRIS decision applies. In this case, references made to the mortality tables applicable to this Policy are to be disregarded and substituted with an 80% male 20% female blend of the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age Last Birthday.

DISTRIBUTION OF THE POLICIES

    We intend to sell the Policies in all jurisdictions where we are licensed. The Policies will be sold by licensed insurance agents who are also registered representatives of broker-dealers registered with the SEC under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc.

    The Policies will be distributed by the general distributor, Washington Square Securities, Inc., (WSSI), a Minnesota corporation, which is an affiliate of ours. WSSI is a securities broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc. It is primarily a mutual funds dealer and has dealer agreements under which it markets shares of more than 50 mutual funds. It also markets limited partnerships and other tax-sheltered or tax-deferred investments, and acts as general distributor (principal underwriter) for variable annuity products issued by us. The Policies may also be sold through other broker-dealers authorized by WSSI and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.

    Registered representatives who sell the Policies will receive commissions based on a commission schedule. In the first Policy Year, commissions generally will be no more than 35% of the premiums paid up to the annualized Minimum Monthly Premium, plus 2.50% of additional premiums. In any subsequent Policy Year, commissions generally will be 2.50% of premiums paid in that year. Corresponding commissions will be paid upon a requested increase in Face Amount. In addition, a commission of .10% of the average monthly Accumulation Value during each Policy Year may be paid. Further, registered representatives may be eligible to receive certain overrides and other benefits based on the amount of earned commissions.

MANAGEMENT

DIRECTORS


                          TERM                       PRINCIPAL OCCUPATION
                         EXPIRES                   AND BUSINESS EXPERIENCE
                       -----------  ------------------------------------------------------
R. Michael Conley            1997   Senior Vice  President  of ReliaStar  Financial  Corp.
                                    since  1991; Senior Vice  President, Employee Benefits
                                    Division  of  Northwestern  National  Life   Insurance
                                    Company   since  1986;  President   of  NWNL  Benefits
                                    Corporation since  1988; Director  of subsidiaries  of
                                    ReliaStar Financial Corp.
John H. Flittie              1996   President  and  Chief Operating  Officer  of ReliaStar
                                    Financial  Corp.   and  Northwestern   National   Life
                                    Insurance  Company since 1993; Vice Chairman of United
                                    Services Life Insurance  Company and Bankers  Security
                                    Life  Insurance Society  since 1995;  Senior Executive
                                    Vice  President   and  Chief   Operating  Officer   of
                                    ReliaStar  Financial  Corp. and  Northwestern National
                                    Life Insurance  Company  from  1992  to  1993;  Senior
                                    Executive  Vice President from 1991 to 1992; Executive
                                    Vice President and Chief  Financial Officer from  1989
                                    to  1991; Director of Community First BankShares, Inc.
                                    and subsidiaries of ReliaStar Financial Corp.
Wayne R. Huneke              1998   Senior Vice  President,  Chief Financial  Officer  and
                                    Treasurer    of   ReliaStar    Financial   Corp.   and
                                    Northwestern National  Life  Insurance  Company  since
                                    1994;  Vice President, Treasurer  and Chief Accounting
                                    Officer from 1990 to 1994; Director of subsidiaries of
                                    ReliaStar Financial Corp.
William R. Merriam           1996   Senior Vice President,  Life &  Health Reinsurance  of
                                    Northwestern  National  Life  Insurance  Company since
                                    1991; Vice President from 1984 to 1991.

Craig R. Rodby               1998   Senior  Vice   President,  Financial   Management   of
                                    ReliaStar  Financial Corp.  since 1994;  President and
                                    Chief Executive  Officer  of Northern  Life  Insurance
                                    Company   from  1991  to  1994;  President  and  Chief
                                    Operating Officer of  Northern Life Insurance  Company
                                    from   1990  to  1991;  Director  of  subsidiaries  of
                                    ReliaStar Financial Corp.
David H. Roe                 1998   Senior Vice  President  of ReliaStar  Financial  Corp.
                                    since 1995; Vice Chairman & Chief Executive Officer of
                                    Bankers  Security Life  Insurance Society  since 1995;
                                    President  and  Chief  Executive  Officer  of   United
                                    Services Life Insurance Company since 1995; Chairman &
                                    Chief   Executive  Officer  of  United  Services  Life
                                    Insurance Company and Bankers Security Life  Insurance
                                    Society   from  1992  to  1995;  President  and  Chief
                                    Operating Officer of USLICO  Corp. from 1992 to  1995;
                                    President  of United  Services Life  Insurance Company
                                    from 1991 to 1992; Executive Vice President and  Chief
                                    Financial Officer, USAA from 1990 to 1991; Director of
                                    subsidiaries of ReliaStar Financial Corp.
Robert C. Salipante          1997   Senior   Vice   President,  Technology   of  ReliaStar
                                    Financial  Corp.   and  Northwestern   National   Life
                                    Insurance  Company since 1996;  Senior Vice President,
                                    Individual  Division  of  Northwestern  National  Life
                                    Insurance  Company since 1996;  Senior Vice President,
                                    Strategic  Marketing  and   Technology  of   ReliaStar
                                    Financial   Corp.   and  Northwestern   National  Life
                                    Insurance Company  from  1994  to  1996;  Senior  Vice
                                    President  and  Chief Financial  Officer from  1992 to
                                    1994;   Executive   Vice   President   of   Ameritrust
                                    Corporation   from   1988   to   1992;   Director   of
                                    subsidiaries of ReliaStar Financial Corp.
Royce N. Sanner              1996   Senior Vice President, General Counsel & Secretary  of
                                    ReliaStar  Financial  Corp.  since  1989;  Senior Vice
                                    President, General Counsel & Secretary of Northwestern
                                    National  Life  Insurance  Company  since  1983;  Vice
                                    President  of Washington Square Securities, Inc. since
                                    1983; Vice President, General Counsel and Secretary of
                                    Bankers Security  Life Insurance  Society since  1995;
                                    General  Counsel  of  United  Services  Life Insurance
                                    Company since 1995; General  Counsel and Secretary  of
                                    United   Services  Life  Insurance  Company  in  1995;
                                    Director of subsidiaries of ReliaStar Financial Corp.
Donald L. Swanson            1997   Senior Vice  President,  Retirement Plan  Division  of
                                    Northwestern  National  Life  Insurance  Company since
                                    1993; Vice President from 1990 to 1993.
John G. Turner               1998   Chairman and  Chief  Executive  Officer  of  ReliaStar
                                    Financial   Corp.   and  Northwestern   National  Life
                                    Insurance  Company  since  1993;  Chairman  of  United
                                    Services  Life Insurance Company  and Bankers Security
                                    Life  Insurance  Society   since  1995;  Chairman   of
                                    Northern  Life Insurance Company since 1992; Chairman,
                                    President and  Chief  Executive Officer  of  ReliaStar
                                    Financial   Corp.   and  Northwestern   National  Life
                                    Insurance  Company  in   1993;  President  and   Chief
                                    Executive  Officer  from 1991  to 1993;  President and
                                    Chief Operating Officer from  1989 to 1991;  President
                                    and  Chief Operating Officer  of Northwestern National
                                    Life Insurance Company from 1986 to 1991; Director  of
                                    subsidiaries of ReliaStar Financial Corp.

Steven W. Wishart            1996   Senior  Vice President and Chief Investment Officer of
                                    ReliaStar Financial  Corp.  since  1989;  Senior  Vice
                                    President  of  Northwestern  National  Life  Insurance
                                    Company since  1981;  President  and  Chief  Executive
                                    Officer  of ReliaStar  Investment Research  Inc. since
                                    1996; President  of  Washington Square  Capital,  Inc.
                                    from  1981 to 1996; President  of WSCR, Inc. from 1986
                                    to 1996; Director of National Benefit Resources  Group
                                    Services  Inc. and subsidiaries of ReliaStar Financial
                                    Corp.



The Executive Committee and Finance Committee of our Board of Directors consists of Directors Flittie, Huneke, Rodby, Roe, Salipante, Sanner and Turner.


EXECUTIVE OFFICERS


John G. Turner                   Chairman and Chief Executive Officer
John H. Flittie                  President and Chief Operating Officer
R. Michael Conley                Senior Vice President -- Employee Benefits
Wayne R. Huneke                  Senior Vice President, Chief Financial Officer and
                                 Treasurer
Craig R. Rodby                   Senior Vice President -- Financial Management
Robert C. Salipante              Senior Vice President -- Individual Insurance and
                                 Technology
Royce N. Sanner                  Senior Vice President, General Counsel and Secretary
Steven W. Wishart                Senior Vice President -- Investments and Pensions



    All of the foregoing executive officers have been officers or employees of ours for the past five years, except Mr. Salipante and Mr. Rodby. Mr. Salipante became employed with the Company on July 6, 1992. Prior to joining the Company, Mr. Salipante was Executive Vice President of the Banking Services Group of Ameritrust Corp. Mr. Rodby became employed with the Company in August, 1994. Prior to joining the Company, Mr. Rodby was President/Chief Executive Officer, Northern Life Insurance Company, a subsidiary of the Company.


STATE REGULATION

    We are subject to the laws of the State of Minnesota governing insurance companies and to regulation and supervision by the Insurance Division of the State of Minnesota. An annual statement in a prescribed form is filed with the Insurance Division each year, and in each state we do business, covering our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to review by the Insurance Division and a full examination of our operations is conducted periodically
(usually every three years) by the National Association of Insurance Commissioners. This regulation does not, however, involve supervision or management of our investment practices or policies.

    In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate.

    We are also subject to supervision and verification by the State of Minnesota regarding participating business allocated to the Participation Fund Account, which was established in connection with the reorganization and demutualization of the Company in 1989. The Participation Fund Account was established for the purpose of maintaining the dividend practices relative to certain policies previously issued by the Company's former Mutual Department. The Participation Fund Account is not a separate account as described under Minnesota Statutes Chapter 61A. An annual examination of the Participation Fund Account is made by independent consulting actuaries representing the Insurance Division of the State of Minnesota.

MASSACHUSETTS AND MONTANA RESIDENTS

    All Policy provisions described in the prospectus that are based on the sex of the Insured should be disregarded. This Policy will be issued on a unisex basis.

    References made to the mortality tables applicable to this Policy are to be disregarded and substituted with an 80% male 20% female blend of the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age Last Birthday.

LEGAL PROCEEDINGS

    There are no legal proceedings to which the Variable Account is a party. We are engaged in litigation of various kinds; however, our management does not believe that any of this litigation is of material importance in relation to our total assets.

BONDING ARRANGEMENTS

    An insurance  company  blanket  bond  is  maintained  providing  $25,000,000 coverage for our officers and employees and those of Washington Square Securities, Inc., subject to a $500,000 deductible.

LEGAL MATTERS


    Legal matters in connection with the Variable Account and the Policy described in this Prospectus have been passed upon by James E. Nelson, Esquire, Attorney for the Company.


EXPERTS


    The financial statements of NWNL's Select*Life Variable Account as of December 31, 1995 and for each of the three years then ended, and the annual financial statements of Northwestern National Life Insurance Company, included in this Prospectus have been audited by independent auditors, as stated in their reports which are included herein, and have been so included in reliance upon such reports given upon the authority of that firm as experts in accounting and auditing.



    Actuarial matters included in this Prospectus have been examined by Craig A. Krogstad, F.S.A., M.A.A.A., as stated in the opinion filed as an exhibit to the Registration Statement.


REGISTRATION STATEMENT CONTAINS FURTHER INFORMATION

    A Registration Statement has been filed with the SEC under the Securities Act of 1933 with respect to the Policies. This Prospectus does not contain all information included in the Registration Statement, its amendments and exhibits. For further information concerning the Variable Account, the Funds, the Policies and us, please refer to the Registration Statement.

    Statements in this Prospectus concerning provisions of the Policy and other legal documents are summaries. Please refer to the documents as filed with the SEC for a complete statement of the provisions of those documents.

    Information may be obtained from the SEC's principal office in Washington, D.C., for a fee it prescribes, or examined there without charge.

FINANCIAL STATEMENTS


    The financial statements for the Variable Account reflect the operations of the Variable Account and its Sub-Accounts as of December 31, 1995 and for each of the three years in the period then ended. Although the financial statements are audited, the periods they cover are not necessarily indicative of the longer term performance of the assets held in the Variable Account.


    The financial statements of Northwestern National Life Insurance Company which are included in this Prospectus should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon the ability of Northwestern National Life Insurance Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   APPENDIX A
                               THE FIXED ACCOUNT

    The Fixed Account consists of all of our assets other than those in our separate accounts. We have complete ownership and control of all of the assets of the Fixed Account.

    Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the Fixed Account has not been registered under these acts. Neither the Fixed Account nor any interest in it is subject to the provisions of these acts and as a result the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. However, disclosures relating to the Fixed Account are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    We guarantee both principal and interest on amounts credited to the Fixed Account. We credit interest at an effective annual rate of at least 4%, independent of the investment experience of the Fixed Account. From time to time, we may guarantee interest at a rate higher than 4%.

    ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCOUNT MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR A GIVEN YEAR.

    We do not use a specific formula for determining excess interest credits. However, we consider the following:

    - General economic trends,

    - Rates of return currently available on our investments,

    - Rates of return anticipated in our investments, regulatory and tax factors, and

    - Competitive factors.

    We are not aware of any statutory limitations to the maximum amount of interest we may credit and our Board of Directors has not set any limitations.

    The Fixed Accumulation Value of the Policy is the sum of the Net Premiums credited to the Fixed Account. It is increased by transfers and Loan Amounts from the Variable Account, and interest credits. It is decreased by Monthly Deductions and partial withdrawals taken from the Fixed Account and transfers to the Variable Account. The Fixed Accumulation Value will be calculated at least monthly on the monthly anniversary date.

    You may transfer all or part of your Fixed Accumulation Value to the Sub-Accounts of the Variable Account, subject to the following transfer limitations:

    - The request to transfer must be postmarked no more than 30 days before the Policy Anniversary and no later than 30 days after the Policy Anniversary. Only one transfer is allowed during this period.

    - The Fixed Accumulation Value after the transfer must be at least equal to the Loan Amount.

    - No more than 50% of the Fixed Accumulation Value (minus any Loan Amount) may be transferred unless the balance, after the transfer, would be less than $1,000. If the balance would be less than $1,000, the full Fixed Accumulation Value (minus any Loan Amount) may be transferred.

    - You must transfer at least:

        --  $500, or

        --   the total Fixed Accumulation Value  (minus any Loan Amount) if less than $500.

    We make the Monthly Deduction from your Fixed Accumulation Value in proportion to the total Accumulation Value of the Policy.

    The Surrender Charge described in the Prospectus applies to the total Accumulation Value, which includes the Fixed Accumulation Value. If the Owner surrenders the Policy for its Cash Surrender Value, the Fixed Accumulation Value will be reduced by any applicable Surrender Charge, any Loan Amount and unpaid Monthly Deductions applicable to the Fixed Account.

                                   APPENDIX B
                       CALCULATION OF ACCUMULATION VALUE

    The Accumulation Value of the Policy is equal to the sum of the Variable Accumulation Value plus the Fixed Accumulation Value.

VARIABLE ACCUMULATION VALUE
    The Variable Accumulation Value is the total of your values in each Sub-Account. The value for each Sub-Account is equal to:

1 multiplied by 2, where:

1
Is your current number of Accumulation Units (described below).

2
Is the current Unit Value (described below).

    The Variable Accumulation Value will vary from Valuation Date to Valuation Date (described below) reflecting changes in 1 and 2 above.

    ACCUMULATION UNITS. When transactions are made which affect the Variable Accumulation Value, dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is found by dividing the dollar amount of the transaction by the current Unit Value.

    The number of Accumulation Units for a Sub-Account increases when:

    - Net Premiums are credited to that Sub-Account; or

    - Transfers from the Fixed Account or other Sub-Accounts are credited to that Sub-Account.

    The number of Accumulation Units for a Sub-Account decreases when:

    - You take out a Policy loan from that Sub-Account;

    - You take a partial withdrawal from that Sub-Account;

    - We take a portion of the Monthly Deduction from that Sub-Account; or

    - Transfers are made from that Sub-Account to the Fixed Account or other Sub-Accounts.

    UNIT VALUE. The Unit Value for a Sub-Account on any Valuation Date is equal to the previous Unit Value times the Net Investment Factor for that Sub-Account (described below) for the Valuation Period (described below) ending on that Valuation Date. The Unit Value was initially set at $10 when the Sub-Account first purchased Fund shares.

    NET INVESTMENT FACTOR. The Net Investment Factor is a number that reflects charges to the Policy and the investment performance during a Valuation Period of the Fund in which a Sub-Account is invested. If the Net Investment Factor is greater than one, the Unit Value is increased. If the Net Investment Factor is less than one, the Unit Value is decreased. The Net Investment Factor for a Sub-Account is determined by dividing 1 by 2.

(1 DIVIDED BY 2), where:

1
Is the result of:

    - The net asset value per share of the Fund shares in which the Sub-Account invests, determined at the end of the current Valuation Period;

    - Plus the per share amount of any dividend or capital gain distributions made on the Fund shares in which the Sub-Account invests during the current Valuation Period;

    - Plus or minus a per share charge or credit for any taxes reserved which we determine has resulted from the investment operations of the Sub-Account and to be applicable to the Policy.

2
Is the result of:

    - The net asset value per share of the Fund shares held in the Sub-Account, determined at the end of the last prior Valuation Period;

    - Plus or minus a per share charge or credit for any taxes reserved for during the last prior Valuation Period which we determine resulted from the investment operations of the Sub-Account and was applicable to the Policy.

    VALUATION DATE; VALUATION PERIOD. A Valuation Date is each day the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in a Fund's portfolio securities to materially affect the Unit Value in the corresponding Sub-Account of the Variable Account. A Valuation Period is the period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business on the next Valuation Date.

FIXED ACCUMULATION VALUE
    The Fixed Accumulation Value on the Policy Date is your Net Premium credited to the Fixed Account on that date minus the Monthly Deduction applicable to the Fixed Accumulation Value for the first Policy Month.

    After the Policy Date, the Fixed Accumulation Value is calculated as:

1 + 2 + 3 + 4 - 5 - 6, where:

1
Is the Fixed Accumulation Value on the preceding Monthly Anniversary, plus interest from the Monthly Anniversary to the date of the calculation.

2
Is the total of your Net Premiums credited to the Fixed Account since the preceding Monthly Anniversary, plus interest from the date premiums are credited to the date of the calculation.

3
Is the total of your transfers from the Variable Account to the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of transfer to the date of the calculation.

4
Is the total of your Loan Amounts transferred from the Variable Account since the preceding Monthly Anniversary.

5
Is the total of your transfers to the Variable Account from the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of transfer to the date of the calculation.

6
Is the total of your partial withdrawals from the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of withdrawal to the date of the calculation.

    If the date of the calculation is a Monthly Anniversary, we also reduce the Fixed Accumulation Value by the applicable Monthly Deduction for the Policy Month following the Monthly Anniversary.

    The minimum interest rate applied in the calculation of the Fixed Accumulation Value is an effective annual rate of 4%. Interest in excess of the minimum rate may be applied in the calculation of your Fixed Accumulation Value in a manner which our Board of Directors determines.

                                   APPENDIX C
            ILLUSTRATION OF ACCUMULATION VALUES, SURRENDER CHARGES,
                   CASH SURRENDER VALUES, AND DEATH BENEFITS

    The following tables illustrate how the Accumulation Values, Cash Surrender Values, and Death Benefits of a Policy may change with the investment experience of the Variable Account. The tables show how the Accumulation Values, Cash Surrender Values, and Death Benefits of a Policy issued to an Insured of a given Age (who pays the given Planned Periodic Premiums annually) would vary over time if the investment return on the assets held in the Funds were a uniform, gross, after-tax, annual rate of 0 percent, 6 percent, or 12 percent.

    The tables on pages C-2 through C-7 illustrate a Policy issued to a male Age 40 in a standard Rate Class, and qualifying for non-smoker rates. The Accumulation Values, Cash Surrender Values, and Death Benefits would be lower if the Insured were in a substandard Rate Class or did not qualify for the non-smoker rates because the cost of insurance would be increased. The Accumulation Values, Cash Surrender Values and Death Benefits would be different from those shown if the gross annual investment returns averaged 0 percent, 6 percent, and 12 percent over a period of years, but fluctuated above and below those averages for individual Policy Years.

    Within the tables, the second and fifth columns illustrate the Accumulation Value of the Policy over the designated period. The Accumulation Value is the total amount that a Policy provides for investment at any time. The third and sixth columns illustrate the Cash Surrender Value of a Policy over the designated period. The Cash Surrender Value is equal to the Accumulation Value less any Surrender Charges, Loan Amount (assumed to be zero in these illustrations) and unpaid Monthly Deductions (also assumed to be zero). The fourth and seventh columns illustrate the Death Benefit of a Policy over the designated period. The second, third, and fourth columns assume that throughout the life of the Policy, the monthly charge for the cost of insurance, the Monthly Mortality and Expense Charge and the Monthly Administrative Charge are based upon the maximums (i.e. guaranteed) permitted in the policy. The maximum allowable cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables for Nonsmokers and Smokers. The fifth, sixth, and seventh columns assume that the monthly charge for cost of insurance, the Monthly Mortality and Expense Charge, and the Monthly Administrative Charge are based on the current amounts expected to be charged. The Death Benefits also vary between tables depending upon whether the Level Amount Death Benefit Option (Tables at pages C-2 through C-4) or the Variable Amount Death Benefit Option (Tables at pages C-5 through C-7) is illustrated.


    The amounts shown for the Accumulation Values, Cash Surrender Values, and Death Benefits reflect the fact that the net investment return of the Sub-Accounts of the Variable Account is lower than the gross, after-tax return on the assets held in the Funds as a result of the Funds' operating expenses. The values shown take into account the daily total operating expenses paid by the available portfolios of VIPF, VIPF II, Northstar and PCM which together are assumed to be at an average annual rate of for all years. This figure is derived based on an average of the Funds' current operating expenses net of any limitations on such expenses paid by the Funds. Thus, the illustrated gross annual investment rates of return of 0 percent, 6 percent, and 12 percent
correspond  to  approximate net  annual rates  of       ,        , and         ,
respectively.



    The hypothetical values shown in the tables do not reflect any charges for Federal income taxes attributable to the Variable Account because we do not currently make any such charges. However, such charges may be made in the future and, in that event, the gross annual investment return would have to exceed 0 percent, 6 percent, or 12 percent by an amount sufficient to cover the tax charges in order to produce the Accumulation Values, Cash Surrender Values, and Death Benefits illustrated. See section entitled "Federal Tax Matters" in the prospectus.


    The tables illustrate the Policy values that would result based upon the hypothetical rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account, and if no Policy loans have been made. The tables are also based on the assumptions that the Policy owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfers have been made, and total operating expenses of the Funds continue as anticipated. Actual results will depend on the expenses and performance of the investment choice made by the owner.

    Upon request, we will provide a comparable illustration based upon the proposed Insured's Age, sex, underwriting classification, the Face Amount and Planned Periodic Premium schedule requested, and any available riders requested.

                                   APPENDIX D
                   MAXIMUM CONTINGENT DEFERRED SALES CHARGES
                           PER $1,000 OF FACE AMOUNT

                           Charge Per $1,000 of                                 Charge Per $1,000 of
                                   Face                                                 Face
                           Amount (Initial Face                                 Amount (Initial Face
                                 Amount or                                           Amount or
                            Amount of Requested     Insured's Age at Policy     Amount of Requested
 Insured's Age at Policy         Increase)                   Date                    Increase)
Date or Effective Date of  ---------------------     or Effective Date of      ----------------------
Increase, as Appropriate     Male       Female     Increase, as Appropriate      Male       Female
-------------------------  ---------  ----------  ---------------------------  ---------  -----------
                0              $1.00      $1.00                   38           $   16.80   $   12.80
                1               1.10       1.00                   39               17.90       13.90
                2               1.20       1.00                   40               19.00       15.00
                3               1.30       1.00                   41               19.60       16.10
                4               1.40       1.00                   42               20.40       17.20
                5               1.50       1.00                   43               21.30       18.00
                6               1.60       1.00                   44               22.10       18.90
                7               1.80       1.00                   45               23.00       19.50
                8               2.00       1.00                   46               23.90       20.60
                9               2.20       1.20                   47               24.90       21.70
               10               2.50       1.40                   48               25.90       22.50
               11               2.80       1.60                   49               27.00       23.30
               12               3.00       1.80                   50               28.20       24.20
               13               3.20       2.00                   51               29.40       25.20
               14               3.50       2.20                   52               30.70       26.20
               15               3.80       2.40                   53               32.10       27.20
               16               4.00       2.60                   54               33.50       28.00
               17               4.20       2.80                   55               35.00       29.50
               18               4.50       3.00                   56               36.70       30.70
               19               4.80       3.20                   57               38.40       32.00
               20               5.00       3.50                   58               40.20       33.40
               21               5.30       3.90                   59               42.20       34.80
               22               5.90       4.20                   60               44.30       36.40
               23               6.30       4.50                   61               45.60       38.10
               24               6.90       5.00                   62               45.40       40.00
               25               7.50       5.50                   63               45.30       41.90
               26               7.80       6.10                   64               44.90       43.90
               27               8.40       6.70                   65               44.60       45.50
               28               8.80       7.30                   66               44.30       45.00
               29               9.40       7.70                   67               43.90       44.60
               30              10.00       8.00                   68               43.60       44.10
               31              10.80       8.60                   69               43.30       43.70
               32              11.50       9.20                   70               43.10       43.30
               33              12.30       9.80                   71               42.80       42.90
               34              13.10      10.40                   72               42.60       42.50
               35              14.00      11.00                   73               42.40       42.10
               36              14.90      11.60                   74               42.20       41.70
               37              15.70      12.20                   75               41.90       41.20

                                   APPENDIX E
              SURRENDER CHARGE GUIDELINE PER $1,000 OF FACE AMOUNT

    The following table provides the Surrender Charge Guideline factors that are used in determining the Sales Charge Refund during the first two Policy Years or the first two years following a requested increase in Face Amount (see section entitled "Sales Charge Refund" in Prospectus). The Surrender Charge Guideline factors are based upon the provisions of Rule 6e-3(T) adopted by the Securities and Exchange Commission.

                                                                                         Surrender Charge
                                 Surrender Charge                                           Guideline
                                     Guideline                                          Per $1,000 of Face
  Insured's Age at Policy    Per $1,000 of Face Amount    Insured's Age at Policy             Amount
           Date               (Initial Face Amount or              Date              (Initial Face Amount or
   or Effective Date of               Amount               or Effective Date of               Amount
 Increase, as Appropriate     of Requested Increase)     Increase, as Appropriate     of Requested Increase)
-------------------------------------------------------------------------------------------------------------
                                Male         Female                                     Male        Female
                             -----------  ------------                               ----------  ------------
                 0               $5.97        $4.46                     38              $32.26       $24.21
                 1                6.14         4.58                     39               33.84        25.39
                 2                6.39         4.77                     40               35.49        26.62
                 3                6.67         4.97                     41               37.23        27.91
                 4                6.95         5.18                     42               39.06        29.27
                 5                7.26         5.40                     43               40.97        30.69
                 6                7.58         5.64                     44               42.98        32.19
                 7                7.92         5.89                     45               45.09        33.76
                 8                8.28         6.15                     46               47.30        35.40
                 9                8.66         6.42                     47               49.62        37.14
                10                9.06         6.71                     48               52.07        38.96
                11                9.48         7.02                     49               54.64        40.89
                12                9.92         7.34                     50               57.34        42.91
                13               10.38         7.67                     51               60.18        45.04
                14               10.85         8.03                     52               63.16        47.28
                15               11.34         8.39                     53               66.29        49.64
                16               11.85         8.77                     54               69.58        52.13
                17               12.37         9.17                     55               73.03        54.76
                18               12.91         9.59                     56               76.66        57.53
                19               13.47        10.03                     57               80.47        60.47
                20               14.07        10.49                     58               84.48        63.57
                21               14.69        10.98                     59               88.70        66.87
                22               15.34        11.48                     60               93.15        70.38
                23               16.03        12.02                     61               97.82        74.10
                24               16.76        12.58                     62              102.75        78.05
                25               17.53        13.17                     63              107.93        82.23
                26               18.35        13.79                     64              113.38        86.67
                27               19.21        14.44                     65              119.11        91.37
                28               20.11        15.12                     66              125.14        96.36
                29               21.07        15.84                     67              131.50       101.66
                30               22.08        16.60                     68              138.21       107.32
                31               23.14        17.39                     69              145.30       113.37
                32               24.26        18.22                     70              152.79       119.85
                33               25.43        19.10                     71              160.71       126.78
                34               26.66        20.03                     72              169.07       134.21
                35               27.96        21.00                     73              177.88       142.15
                36               29.32        22.02                     74              187.17       150.62
                37               30.76        23.09                     75              196.97       159.67

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements of effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Minneapolis and State of Minnesota, on this 22nd day of February, 1996.

                                    SELECT*LIFE VARIABLE ACCOUNT
                                             (Registrant)

                                    By NORTHWESTERN NATIONAL LIFE
                                          INSURANCE COMPANY
                                              (Depositor)

                                    By     /s/ John G. Turner
                                      ----------------------------------------
                                           John G. Turner, Chairman
                                           and Chief Executive Officer


As required by the Securities Act of 1933 and the Investment Company Act of 1940, Depositor has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Minneapolis and State of Minnesota, on this 22nd day of February, 1996.

                                    NORTHWESTERN NATIONAL LIFE
                                    INSURANCE COMPANY
                                              (Depositor)

                                    By     /s/ John G. Turner
                                      ----------------------------------------
                                           John G. Turner, Chairman
                                           and Chief Executive Officer

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed on this 22nd day of February, 1996 by the following directors and officers of Depositor in the capacities indicated:

       /s/ John G. Turner           Chairman and Chief Executive Officer
-----------------------------------
       John G. Turner

       /s/ Wayne R. Huneke
----------------------------------- Senior Vice President and Chief Financial
       Wayne R. Huneke              Officer (Principal Accounting Officer)

R. MICHAEL CONLEY          WILLIAM R. MERRIAM         ROYCE N. SANNER
JOHN H. FLITTIE            CRAIG R. RODBY             DONALD L. SWANSON
WAYNE R. HUNEKE            DAVID H. ROE               JOHN G. TURNER
                           ROBERT C. SALIPANTE        STEVEN W. WISHART



*Robert B. Saginaw, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Northwestern National Life Insurance Company pursuant to powers of attorney duly executed by such persons.

                                           /s/ Robert B. Saginaw
                                      ----------------------------------------
                                      Robert B. Saginaw, Attorney-In-Fact



csigs13c

                                PART II

                   CONTENTS OF REGISTRATION STATEMENT



This Post-Effective Amendment No. 4 to the Registration Statement comprises the following papers and documents:



     The facing sheet.
     The general form of Prospectus, consisting of 56 pages.
     Undertakings to file reports.* (Filed in Pre-Effective Amendment No. 1) Representation pursuant to Paragraph (b)(13)(iii)(F) under Rule 6e-3(T).*
        (Filed in Pre-Effective Amendment No. 1)
     The signatures.


     Written consents of the following persons:


     1.   James E. Nelson, Esquire - Filed as part of EX-99.2.
     2.   Actuary - Filed as part of EX-99.C6.
     3.   Auditors' Consent - To be filed by Post-Effective Amendment.


     The following exhibits:

     1. The following exhibits correspond to those required by Paragraph A of the instructions as to exhibits in Form N-8B-2:

     A. (1) Resolutions of Board of Directors of Northwestern National Life Insurance Company ("NWNL") establishing the Select*Life Variable Account.* (Filed in Original S-6 Registration Statement)
          (2)  Not applicable.
          (3) (a) General Distributor Agreement between Washington Square Securities, Inc. and NWNL. * (Filed in Original S-6 Registration Statement)
          (3) (b) Specimens of Selling Agreements.* (Filed in Post-Effective Amendment No. 2)
          (4)  Not applicable.
          (5) (a) Form of Policy available (together with available Policy riders).* (Filed in Pre-Effective Amendment No. 1)
          (5) (b) Waiver of Specified Premium Rider.* (Filed in Post-Effective Amendment No. 2)
          (5)  (c)  Accelerated Benefit Rider
          (5)  (d)  Connecticut Modification Rider
          (6) (a) Amended Articles of Incorporation of NWNL.* (Filed in Original S-6 Registration Statement)
          (6) (b) Amended By-Laws of NWNL.* (Filed in Original S-6 Registration Statement)
          (7)  Not applicable.

          (8) (a) Participation Agreement with Fidelity's Variable Insurance Products Fund and Fidelity Distributors Corporation and Amendments Nos. 1-6. (Filed in Post-Effective Amendment No. 3)

          (8) (b) Participation Agreement with Fidelity's Variable Insurance Products Fund II and Fidelity Distributors Corporation and

                    Amendments Nos. 1-6. (Filed in Post-Effective
                    Amendment No. 3)


          (8) (c) Participation Agreement with Putnam Capital Manager Trust and Putnam Mutual Funds Corp. and Amendment No. 1. (Filed in Post-Effective Amendment No. 3)

          (9)  Not applicable.
         (10)  Policy Application Form.* (Filed in Pre-Effective Amendment
               No. 1)


     2. Opinion and consent of James E. Nelson, Esquire, as to the legality of the Securities being registered. See Ex-99.2.



     3.   Not applicable.



     4.   Not applicable.



     EX-99.C1.   Auditor's Consent. (To be filed by Post-Effective Amendment.)



     EX-99.C2.   Not Applicable.



     EX-99.C3.   Not Applicable.



     EX-99.C4.   See Ex-99.2.



     EX-99.C5.   Not Applicable.



     EX-99.C6.   Actuarial Opinion and Consent. (To be filed by
                 Post-Effective Amendment.)



     EX-99.D1.   Memorandum describing Northwestern National's issuance,
                 transfer and redemption procedures for the Policies and Northwestern National's procedure for conversion to a fixed benefit policy.



     EX-24.      Powers of Attorney.



     EX-27.      Financial Data Schedule (To be filed by Post-Effective
                 Amendment).


     *    Previously filed.